Filed with the Securities and Exchange Commission on April 23, 2026
REGISTRATION NO. 333-142461

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒

SEPARATE ACCOUNT NO. 4
(EXACT NAME OF REGISTRANT)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(NAME OF INSURANCE COMPANY)
1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105
(ADDRESS OF INSURANCE COMPANY’S PRINCIPAL EXECUTIVE OFFICES)
INSURANCE COMPANY’S TELEPHONE NUMBER, INCLUDING AREA CODE:
(212) 554-1234

ALFRED AYENSU-GHARTEY
VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105
(NAME AND ADDRESS OF AGENT FOR SERVICE)

Approximate Date of Proposed Public Offering: Continuous.
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2026 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.
Title of Securities Being Registered:
Units of interest in Separate Accounts under variable annuity contracts.

Members Retirement Program

Prospectus dated May 1, 2026

Equitable Financial Life Insurance Company
Separate Account No. 66
Separate Account No. 3
Separate Account No. 4
Separate Account No. 10

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

About the Members Retirement Program

The Members Retirement Program (“MRP”) provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred
basis. Through trusts (“Plan Trusts”) maintained under these plans, you can allocate contributions to several different investment options offered under the Program. The investment options under the Program include: 1) variable investment options offered through Separate Account No. 66, each of which invests in a mutual fund (a “Portfolio”) of the Investment Trusts; 2) pooled separate accounts, which are managed accounts that each invest in a portfolio of securities (“Pooled Separate Accounts” or “Funds”); and 3) a guaranteed interest option, which we credit interest to daily and which we guarantee all principal and previously credited interest. These investment options are listed in Appendix: “Investment Options Available Under the Contract”.

The Money Market Guarantee Account has been closed to new amounts since January 1, 2009.

What is the Members Retirement Program contract?

The Members Retirement Program contract is a group annuity contract issued by
Equitable Financial Life Insurance Company
(the “Company,” “we,” “our,” and “us”). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment options in accordance with participant instructions.

The contract is a complex investment and involves risk, including potential loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in taxes and tax penalties. Our obligations under the contract are subject to our financial strength and claims-paying ability.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#59759

Contents of this Prospectus

Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the individual plan participant in one or more of the plans available in the Program. For example, “you” and “your” may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan
instructions as the contract’s owner’s instructions under the contract. For example, in “Transfers and access to your account.”
As explained in certain sections, “you” and “your” may sometimes refer to the employer. For example, “The Program” section of this prospectus is primarily directed at the employer.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by us. You should not rely on any other information or representation.

2

Appendix
Investment Options Available Under the Contract	46

3

Overview of the contract

Purpose of the Contract
. MRP provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred
basis.

MRP consists of either a defined contribution IRS
Pre-Approved
Plan and Separate Trust (“IRS
Pre-Approved
Plan and Trust
”
) that is sponsored by the Company or, for Employers who prefer to use their own individually-designed or an IRS
Pre-Approved
defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS
Pre-Approved
Plan and Trust or Pooled Trust, the group variable annuity contract described in this prospectus as a funding vehicle for employers who sponsor qualified retirement Plans. Plan participants should refer to the provisions of their plan that describes their rights in more specific terms.

The contract is designed to help you accumulate assets through investments in the guaranteed interest option, the variable investment options, and the Pooled Separate Accounts. It can provide or supplement your retirement income by offering a variety of benefit payment options, which are subject to the provisions of your employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more forms of distribution. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently.

Phases of the Contract
. The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the investment options available under the contract. Plan participant choices will be limited to the investment options selected by their employer.

Investment options

We offer various investment options under MRP, including the Pooled Separate Accounts, the variable investment options, and the guaranteed interest option. Each portfolio in which a variable investment invests and each Pooled Separate Account has a different investment objective. The Portfolios and Pooled Separate Accounts try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that they will meet their investment objectives.

For additional information about each investment option see Appendix: “Investment Options Available Under the Contract.”
Guaranteed interest option

The guaranteed interest option is a fixed option that is part of our general account. This option pays interest at guaranteed rates and we guarantee principal and previously credited interest. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Income (Annuity) Phase

MRP offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you the following annuity payout options:

•	periodic installments;

•	qualified joint and survivor life annuity;

•	joint and survivor annuity options, some with optional period certain;

•	life annuity;

•	life annuity – period certain;

•	cash refund annuity

•	lump sum payment

We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time. We may also offer other annuity forms not outlined here. When you take a distribution, if you choose to purchase one of our annuities, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including withdrawals and any death benefit provided under your employer plan, terminate upon annuitization.

Contract Features.

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described in this prospectus. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

4

Access to your Money

During the accumulation phase you can take withdrawals from your contract, subject to the provisions of your plan. Withdrawals will reduce your account value and may be subject to income taxes, as well as a tax penalty.

Participant Loans

Depending on the terms of your plan, you may be permitted to take loans from your account value. Any interest charged on participant loans is determined by the employer plan.

Death Benefit

Upon death your employer will make a withdrawal to pay out any death benefit to your beneficiary in accordance with the employer plan, based on the participant’s account value under the contract.

5

Important information you should consider about the contract

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?	No. There are no charges for early withdrawals under the contract. For additional information see “Charges and Expenses” in this prospectus.
Are There Transaction Charges?	Yes. You may be charged for other transactions. For additional information, see “Charges and Expenses” in this prospectus.

Are There Ongoing Fees and Expenses?
Yes.
The following tables describe the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year
based on the options you have elected.

Annual Fee	Minimum	Maximum

Base contract fee *	0.41%	0.86%

Pooled Separate Account expenses **, (1)	0.37%	0.87%

Portfolio fees and expenses **, (1)	0.13%	3.04%

Record maintenance and report fee (2)	$15.00	$15.00

*    Expressed as an annual percentage of account value. The base contract expense includes a program expense charge (0.40% to 0.85%) and fund related other expenses (0.01%). These expenses vary by investment Fund, and will fluctuate from year to year. The Base Contract fee is deducted monthly and applied on a decremental scale, declining to 0.41% on the account value over $500,000.

**   Expressed as an annual percentage of average daily net assets.

(1)  These fees will fluctuate from year to year. These expenses are based on the expenses incurred during the fiscal year ended December 31, 2025.

(2)  We deduct this fee on a quarterly basis at the rate of $3.75 per participant.

Because the contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year,
based on current charges. This estimate assumes that you do not take withdrawals from the contract.

Lowest Annual Cost $528	Highest Annual Cost $3,172

Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Least expensive combination of the Base Contract, Pooled Separate Account and Portfolio fees and expenses

•
No optional benefits

•
No sales charges

•
No additional contributions, transfers or withdrawals

Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Most expensive combination of the Base Contract, optional benefits, Pooled Separate Account and Portfolio fees and expenses

•
No sales charges

•
No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in this prospectus.

6

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.
The contract is subject to the risk of loss. You could lose some or all of your account value depending on the investment options you choose.

For additional information about the risk of loss see “Principal risks of investing in the contract” in this prospectus.

Is this a Short-Term Investment?
No.
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” in this prospectus.

What Are the Risks Associated with the Investment Options?
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Pooled Separate Accounts and the Portfolios). Each investment option, including the fixed investment options, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Portfolios of the trusts” in “MRP Investment options” and Appendix: “Investment Options Available Under the Contract” in this prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to the Company. Equitable Financial Life Insurance Company is solely responsible to the contract owner and participants for the contract’s account value. The general obligations under the contract, including the fixed investment options, are supported by our general account and are subject to our claims paying ability. An owner and participant should look solely to our financial strength for our claims-paying ability. More information about Equitable Financial Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling
1-800-789-7771.

For additional information about insurance company risks see “About the general account” in “More information” in this prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
You may transfer accumulated amounts among the investment options under your contract at any time and in any amount, subject to certain transfer limitations described in this prospectus. We reserve the right to remove or substitute Portfolios and Pooled Separate Accounts as investment options.

For additional information about restrictions on the investment options see “MRP Investment options” and “Transferring your money among investment options” in this prospectus.

Transfers from the guaranteed interest option may be subject to limitations. From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose those transfer restrictions.

Contributions and transfers into and out of the guaranteed interest option are limited.

For additional information about the guaranteed interest option see “Guaranteed interest option” in “MRP Investment Options” in this prospectus.

Are There Any Restrictions on Contract Benefits?
Yes.
Participant Loans. Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. The minimum loan amount and maximum loan amount is determined by your employer plan. The maximum amount of a loan is also limited by federal tax rules. Any interest charged on participant loans is determined by the employer plan.

See “Participant Loans” in “Benefits Available Under the Contract” in this prospectus.

7

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified
plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in this prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some employees may receive incentive compensation for performing marketing and service functions under the contract.

For additional information about compensation see “Distribution of the contracts” in “More information” in this prospectus.

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about the charges you might incur in connection with an exchange see “Charges and expenses” in this prospectus.

8

Fee table

The following tables describe the fees and expenses that you will pay when enrolling in, owning, or making withdrawals from an investment option or from the MRP contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you purchase the contract, surrender or make withdrawals from an investment option or the contract, or transfer account value between investment options. State premium taxes may also apply.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (CWC)	None
Transfer Fee	None
Record Maintenance and Report Fee (1)	$15.00

The next table describes the fees and expenses that you will pay each year
during the time that you own the contract (not including underlying Trust portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Base contract expenses (expressed as an annual percentage of account value) (2)	0.85%

Other Expenses (3)	0.01%

Pooled Separate Account expenses expressed as an annual percentage of separate account assets: (4)

	Investment Management and Accounting Fee	Direct Operating and Other Expenses	Total

AllianceBernstein Growth Equity	0.30%	0.07%	0.37%

AllianceBernstein Mid Cap Growth	0.65%	0.03%	0.68%

AllianceBernstein Balanced	0.50%	0.37%	0.87%

Optional Benefits Expenses			None

(1)	We deduct this fee on a quarterly basis at the rate of $3.75 per participant.
(2)	The Base Contract expense is deducted monthly and applied on a decremental scale, declining to 0.40% on the account value over $500,000.
(3)
These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2025. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2026. Effective January 1, 2014, the Company voluntarily capped “Other Expenses” for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2025, at which time the Company will opt to continue or remove it. If the cap was not in effect, “Other Expenses” as of December 31, 2025, would have been 0.09%.

(4)	These fees will fluctuate from year to year. These expenses are based on the expenses incurred by a Pooled Separate Account during the fiscal year ended December 31, 2025.

The next item shows the minimum and maximum total operating expenses charged by any portfolio that corresponds to any variable investment option of the Trusts that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of portfolios available under the contract, including their annual expenses, may be found at the back of this document. See Appendix: “Investment Options Available Under the Contract.”

Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses (1)	0.13%	3.04%

(1)
Annual portfolio expenses may be based, in part, on estimated amounts of such expenses. Annual portfolio expenses will fluctuate from year to year based on expenses incurred by the Portfolios during the fiscal year ended December 31, 2024. The maximum annual portfolio expenses include a daily charge equal to an annual rate of 0.01%.

9

Examples

These examples are intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. These costs include transaction expenses, annual contract expenses, and annual Portfolio and Pooled Separate Account fees and expenses. The first set of examples assumes you invest all of your account value in the most expensive underlying Portfolio. The second set of examples assumes you invest all of your account value in the most expensive Pooled Separate Account, the AllianceBernstein Balanced Pooled Separate Account.

Separate Account No.
 66 Variable Investment Options.
The examples assume all account value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed investment options.

These examples assume that you invest $100,000 in the variable investment options for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual portfolio expense. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$3,972	$11,980	$20,141	$41,235
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$3,972	$11,980	$20,141	$41,235
If you do not surrender your contract:	1 year	3 years	5 years	10 years
	$3,972	$11,980	$20,141	$41,235

Pooled separate accounts.
These examples assume that you invest $100,000 in the Funds in the pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Pooled Separate Account expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$1,296	$3,977	$6,859	$15,038
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$1,296	$3,977	$6,859	$15,038
If you do not surrender your contract:	1 year	3 years	5 years	10 years
	$1,296	$3,977	$6,859	$15,038

Portfolio Turnover

Each of the Pooled Separate Accounts pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual contract expenses or in the example, affect the Pooled Separate Account’s performance. During the most recent fiscal year, each Pooled Separate Account’s portfolio turnover rate as a percentage of the average value of its portfolio was:

AllianceBernstein Balanced — Separate Account No. 10	151.63%

AllianceBernstein Growth Equity — Separate Account No. 4	15.56%

AllianceBernstein Mid Cap Growth — Separate Account No. 3	113.38%

10

The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract, subject to our financial strength and claims-paying ability.

11

How to reach us

You may communicate with us at the mailing addresses listed below for the purposes described. You can also use the Internet to access information about your account and to complete certain requests. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence to the appropriate location listed below.

You can reach us as indicated below to obtain:

•	Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

•	Unit values and other account information under your plan.

•	Any other information or materials that we provide in connection with the Program.

Participants may only send/make contributions to their employer or plan trustee; they cannot send contributions directly to the Company.

Information on joining the Program
By Internet:

The Members Retirement Program website mrp.equitable.com, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an
e-mail
feature that can be accessed by clicking on “Contact us.”

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.
By Phone:

1-800-523-1125
(Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)
By regular mail:

The Members Retirement Program
c/o Equitable Financial Life Insurance Company
Box 4875
Syracuse, NY 13221
By registered, certified, or overnight delivery:

The Members Retirement Program
c/o Equitable Financial Life Insurance Company
100 Madison St., MD-34-42
Syracuse, NY 13202
Information once you join the Program
By phone:

1-800-526-2701
(U.S.) or
1-800-526-2701-0
from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Retirement Plan Account Managers available weekdays 9 a.m. to 5 p.m., Eastern Time).
By Internet for amounts in the Plan Trust

By logging on to mrp.equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant
Log-In
and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

•	Investment performance, current investment fund unit values, and current guaranteed option interest rates.

•	Transfer assets between investment options and obtain account balance information.

•	Change the allocation of future contributions.

Employers can access information by clicking on Employer
Log-In
and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

•	Standard and Customizable Reports

•	Online remittal of Contributions

•	Online remittal of annual Plan and Participant Census Information

•	Online Form 5500 review and filing (IRS Pre-Approved Plans only)
Toll-free Automated Voice Response System:

By calling
1-800-526-2701
or
1-800-526-2701-0,
you may, with your assigned personal security code, use our Automated Voice Response System to:

•	Transfer between investment options and obtain account balance information.

•	Change the allocation of future contributions.

•	Hear personalized performance information and fund unit values.

Our Automated Voice Response System operates 24 hours a day. You may speak with our Retirement Plan Account Managers during regular business hours about any matters covered by our Automated Voice Response System.
For correspondence without contribution checks sent by regular mail:

The Members Retirement Program
P.O. Box 4875
Syracuse, NY 13221

12

For correspondence with contribution checks sent by regular mail:

The Association Members Retirement Program
P.O. Box 13678
Newark, NJ 07188-3678
For all correspondence (with or without contribution checks) sent by registered, certified, or overnight delivery:

Equitable Financial Life Insurance Company
Association Service MD-34-42
100 Madison Street
Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
By
E-Mail

We welcome your comments and questions regarding the Members Retirement Program or website. If you have a comment or suggestion, email us at mrp@equitable.com.

13

1.
MRP Investment options

We offer various investment options under MRP which includes: the Pooled Separate Accounts, the variable investment options investing in underlying Portfolios, and the Guaranteed Interest Option. The Money Market Guarantee Account is no longer being sold. See “Money Market Guarantee Account is closed to new money” under “Investment options” in this prospectus for further information. We reserve the right to discontinue the offering of any investment option at any time with notice to you. Not all investment options may be available with all Plans.

Each Pooled Separate Account and Portfolio has a different investment objective. The Pooled Separate Accounts and Portfolios try to meet their investment objectives by investing in a portfolio of securities. You should refer to your plan documents for a list of the investment options available to you. We cannot assure you that any of the Pooled Separate Account and Portfolios will meet their investment objectives.

You can lose your principal when investing in the Pooled Separate Accounts and the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

The Pooled Separate Accounts

There are three Pooled Separate Accounts offered under the contract –the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund, and the AllianceBernstein Mid Cap Growth Fund.

The AllianceBernstein Growth Equity Fund

Objective

The investment objective of the AllianceBernstein Growth Equity Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Growth Equity Fund by showing changes in the AllianceBernstein Growth Equity Fund’s performance from year to year and by showing how the AllianceBernstein Growth Equity Fund’s average annual returns for the past one-,
five-, and
10-year/since
inception periods for the period ended December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the “Fee table” of this prospectus as Investment Management & Accounting F
e
e and Direct Operating and other expenses. This performance does not reflect contract transaction expenses, Portfolio expenses, or any optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
27.42%	-21.06%
2Q 2020	2Q 2022

Average Annual Total Returns

Performance reflects contract fees and expenses that are paid by each investment. This performance does not reflect optional benefit expenses.

	One Year	Five Years	Ten Years [or life of investment]
AverageAnnual Total Returns	17.51%	13.83%	16.78%
Russell1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap
growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book
ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes

14

to the membership lists are
pre-announced
and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts, below” for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objectives

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Mid Cap Growth Fund by showing changes in the AllianceBernstein Mid Cap Growth Fund’s performance from year to year and by showing how the AllianceBernstein Mid Cap Growth Fund’s average annual returns for the past one-,
five-, and
10-year/since
inception periods for the period ended December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the “Fee table” of this prospectus as Investment Management & Accounting Fee and Direct Operating and other expenses. This performance does not reflect contract transaction expenses, Portfolio expenses, or any optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
30.80%	-20.00%
2Q 2020	2Q 2022

Average Annual Total Returns

Performance reflects contract fees and expenses that are paid by each investment. This performance does not reflect optional benefit expenses.

	One Year	Five Years	Ten Years [or life of investment]
AverageAnnual Total Returns	7.28%	5.18%	12.58%
RussellMidcap Growth Index (reflects no deduction for fees, expenses, or taxes)	8.66%	6.65%	12.49%

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may be invested more than 25% in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth

15

Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near r etir
ement.

The AllianceBernstein Balanced Fund

Objectives

The AllianceBernstein Balanced Fund (Separate Account No. 10) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios:
Global Structured Equity, US Core Fixed Income and Cash.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Balanced Fund by showing changes in the AllianceBernstein Balanced Fund’s performance from year to year and by showing how the AllianceBernstein Balanced Fund’s average annual returns for the past one-,
five-, and
10-year/since
inception periods for the period ended December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the “Fee table” of this prospectus as Investment Management & Accounting Fee and Direct Operating and other expenses. This performance does not reflect contract transaction expenses, Portfolio expenses, or any optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
13.01%	-11.37%
2Q 2020	1Q 2020

Average Annual Total Returns

Performance reflects contract fees and expenses that are paid by each investment. This performance does not reflect optional benefit expenses.

	One Year	Five Years	Ten Years [or life of investment]
AverageAnnual Total Returns	16.28%	6.92%	7.94%
60%MSCI Acwi Ndr/40% Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	16.38%	6.66%	8.03%

Investment strategies

The Global Structured Equity
sub-portfolio’s
objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio
targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity
sub-portfolio
invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth
research on these companies to uncover the most attractive investment opportunities. The sub-portfolio
is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio
with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio
primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio
may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

16

The US Core Fixed Income’s
sub-portfolio
seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth
analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income
sub-portfolio
may invest in a wide variety of publicly traded debt instruments. The sub-portfolio
will only purchase
US-dollar
denominated securities. The
sub-portfolio’s
non-money
market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency
fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency
collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio
may purchase 144A securities. The
sub-portfolio
may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio
may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company guidelines.

Swap transactions are prohibited.

The overall
sub-portfolio
duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash
sub-portfolio
may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Balanced Fund includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to The Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Balanced Fund’s debt and equity components to vary in response to markets, but ordinarily only by
+/-
3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Balanced Fund toward the targeted asset allocation, in line with The Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%-US Core Fixed Income

• Money market instruments	• 5%-Cash

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts”, below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

17

Investment adviser of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

The Board of Directors of Equitable has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Equitable does not act as an investment adviser to the Funds. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The aggregate fees paid to AllianceBernstein as a percentage of net assets in 2025 for the AllianceBernstein Balanced Fund was 0.50%; for AllianceBernstein Growth Equity Fund was
0.30%; and for AllianceBernstein Mid Cap Growth Fund was 0.65%.
The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Growth Equity Fund	Geoff Tomlinson	Portfolio Manager at AllianceBernstein since 2021
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
AllianceBernstein Mid Cap Growth Fund	Samantha Lau	Portfolio Manager at AllianceBernstein since 2022

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Matthew Sheridan	Portfolio Manager at AllianceBernstein since 1998

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.

As of December 31, 2025, AllianceBernstein had total assets under management of $867 billion. AllianceBernstein’s main office is located at 501 Commerce Street, Nashville, TN 37203.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI.

18

Principal Risks of investing in the Pooled Separate Accounts

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds.

Risk factors — AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Common Stock.
Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller sized companies.
The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that
small-
and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

Non-equity
securities.
Investing in
non-equity
securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing.
Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds’ foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities.
Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted
securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Investment policies.
Due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Debt securities subject to prepayment risks.
Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be

19

affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

When-issued and delayed delivery securities.
 The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

Hedging transactions.
The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Risks associated with the AllianceBernstein Balanced Fund.

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

Risks associated with the AllianceBernstein Growth Equity Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error”. The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Additional information about the Funds

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York Department of Financial Services approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See “Voting rights” below.)

The Investment Trusts

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as
“open-end
management investment companies,” more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or ‘‘loads’’ for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. Contract value allocated to one of those investment funds will vary based on the investment performance of the corresponding portfolios. There is a risk of loss of the entire amount invested.

Voting rights

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for each Investment Trust; or

•	any other matters described in each prospectus for the Investment Trusts or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio

20

for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote. One effect of proportional voting is that a small number of participants may determine the outcome of a vote.

The Investment Trusts sell their shares to the Company separate accounts in connection with the Company’s annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. American Funds Insurance Series, Vanguard Variable Insurance Fund and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. 1290 Funds
®
also sells its shares directly to the public. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

The guaranteed options

We offer one guaranteed option:

•	the Guaranteed Interest Option (“GIO”);

We also have another guaranteed option for existing participants who have allocated values to it:

•	Money Market Guarantee Account.

The Money Market Guarantee Account is no longer being sold.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.
Portfolios of the Investment Trusts

We offer both affiliated and unaffiliated Investment Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”) is an affiliate of the Company and serves as the investment adviser of the Portfolios of EQ Advisors Trust and 1290 Funds
®
. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly may receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating Program contributions” in “MRP Program” for more information about your role in managing your allocations.

21

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy. Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. See also Appendix: “Investment Options Available Under the Contract” for more information.

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above.
Please see the Portfolio prospectuses for more information in general, as well as more information about the Portfolio’s objective, strategies, and volatility management techniques.
Asset Transfer Program.
 Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all participants invested in that Portfolio:

(a)
By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)
By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by participants who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all participants who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some participants may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Fixed investment options

Information regarding each currently offered fixed option, including its name, its term and its minimum guaranteed interest rate is available in an appendix to this prospectus. See Appendix: “Investment Options Available Under the Contract.”

Guaranteed Interest Option

The Guaranteed Interest Option (“GIO”) is a fixed option that is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value

22

of the principal will not fluctuate. We discuss our general account under “More information” in this prospectus.

We credit interest daily to amounts in the GIO. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers from the GIO to other investment options are permitted. Withdrawals are permitted from the GIO, subject to a market value adjustment if plan-initiated.

Money Market Guarantee Account is closed to new money

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

Money Market Guarantee Account

All contributions you made prior to January 1, 2009 to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus applicable fees and charges. You may call our Automated Voice Response System or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

Distributions, withdrawals, and transfers.
You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

23

2.
Benefits Available Under the Contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/ Limitations
Death Benefit	Beneficiaries will receive a benefit under the terms of the employer plan based on the participant’s account value under the contract	Standard	No additional charge	• The MRP contract does not have a separate death benefit provision. • Any death benefits are provided in accordance with the employer plan.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/ Limitations
Recordkeeping services	Includes plan-level or participant-level recordkeeping	Standard	$15
•
IRS Pre-Approved
plan includes plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting.

•
Investment only plan includes recordkeeping services for plan assets in Pooled Trust.

Participant Loans	Loans may be available for participants	Optional	Any fees or interest charged are determined by employer plan	• Not all employer plans will offer loans. • Loans are subject to restrictions under federal tax rules and ERISA.

Participant Recordkeeping Services

Services Provided.
Depending on the type of plan your employer elected, we may provide either plan-level and participant-level recordkeeping or recordkeeping services for plan assets in the Pooled Trust. Where we provide participant recordkeeping services, we:

•	establish an individual participant account for each participant covered by your employer’s plan based on data your employer provides;

•	receive and deposit contributions on behalf of participants to individual participant accounts;

•	maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan;

24

•	provide to your employer individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and

•	process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as your employer instructs.

Fees.
We charge an annual fee of $15 per participant paid in quarterly installments of $3.75. We deduct the fee from the amounts attributable to each individual participant at the end of each quarter by means of a reduction of units or a cash withdrawal from the guaranteed interest option.

Enrollment.
Only your employer can choose to enroll in a plan that offers participant level recordkeeping services.

Participant Loans

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer’s plan. Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Retirement Plan Account Managers. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The loan amount will not earn interest under the contract while the loan is outstanding, and you may be charged interest as set by the employer plan. The participant must repay the amount borrowed with interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

Amounts borrowed from your contract do not participate in separate account investment experience and therefore, loans can affect the account value whether or not you repay the loan. The account value when you surrender, die, or terminate your contract will be reduced by the amount of any outstanding loan plus accrued interest.

25

3.
Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks Associated with Variable Investment Options and Pooled Separate Accounts

You take all the investment risk for amounts allocated to one or more of the investment options. If the investment options you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the investment options in which you invest. We do not guarantee the investment results of any investment option. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected investment option, each of which has its own unique risks. You should review the variable investment options and Pooled Separate Accounts before making an investment decision.

Insurance Company Risk

No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract, including amounts allocated to the guaranteed interest option. The general obligations and any guaranteed interest option under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible Fees on Access to Account Value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences you may incur fees for accessing your account value such as a program expense charge.

Limitations on Access to Account Value Through Withdrawals

Withdrawals are generally subject to federal and state income tax, and may be subject to tax penalties if taken before age 59
1
⁄
2
. Additionally, there could be a delay in withdrawals from the guaranteed interest option of up to 5 years.

Possible Adverse Tax Consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of plan. We cannot provide detailed information on all tax aspects of the contract. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax im plica
tions of an investment in, and payments received under, the contract.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of Loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk Associated with Taking a Loan

Loans will decrease your account value and death benefit, and loaned amounts will not participate in the investment experience of your investment options. There may be adverse tax consequences associated with taking a loan from your contract.

Contract Changes Risk

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options. We reserve the right, subject to compliance with laws that apply, to remove variable investment options from the Separate Account, to combine any two or more variable investment options, to restrict or eliminate any voting rights as to the Separate Account, to limit or

26

terminate contributions or transfers into any of the variable investment options, and to limit the number of variable investment options you may select.

You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this prospectus.

Business disruption, cybersecurity, and artificial intelligence (“AI”) technologies risks

We rely heavily on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. Cyberattacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks). Cybersecurity risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), other operational disruption and unauthorized release, use or abuse of confidential customer information. The risk of cyberattacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyberattacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values and unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

The development and deployment of AI tools and technologies, including generative AI, and its use and anticipated use by us or by third parties on whom we rely, may increase our existing operational risks or create new operational risks that we are not currently anticipating. AI and generative AI may be misused by us or by third parties upon which we rely, and that risk is increased by the relative newness of the technology, the speed at which it is being adopted, and the uncertain and evolving policy and regulatory landscape governing its use. Such misuse could expose us to legal or regulatory risk. Because the generative AI technology is so new, many of the potential risks of generative AI are currently unknowable.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, the occurrence of any storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts or any other event, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic such as COVID-19, could result in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, which could likewise result in interruptions in our service. This could interfere with our processing of contract transactions, including processing orders from owners and orders with the underlying funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect our service providers and intermediaries, the underlying funds and issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

27

4.
How we value your account value

For the variable investment options of Pooled Separate Accounts.
 When you invest in a variable investment option or Pooled Separate Account, your contribution or transfer is used to purchase “units” of that variable investment option or Pooled Separate Account. The unit value on any day reflects the value of the variable investment option or Pooled Separate Account’s investments for the day and the charges and expenses we deduct from the variable investment options or Pooled Separate Accounts. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the variable investment options or Pooled Separate Account as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

On any given day, your account value in any variable investment options or the Pooled Separate Accounts equals the number of the variable investment option or Pooled Separate Account’s units credited to your account, multiplied by that day’s value for one variable investment option or Pooled Separate Account unit. In order to take deductions from any variable investment option or Pooled Separate Account, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your units of any variable investment options or Pooled Separate Accounts does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that variable investment options or Pooled Separate Account option.

How we determine the unit value

We determine the Unit Value at the end of each business day. The Unit Value for each variable investment option or Pooled Separate Account is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for variable investment option or Pooled Separate Account expenses to obtain the variable investment option or Pooled Separate Account Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

•	First, we take the value of the Pooled Separate Account’s assets at the close of business on the preceding business day.

•	Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Pooled Separate Account during the business day for which we are calculating the net investment factor.

•	Then we subtract the capital losses, realized and unrealized, charged to the Pooled Separate Account during that business day.

•	Finally, we divide this amount by the value of the Pooled Separate Account’s assets at the close of the preceding business day.

The Pooled Separate Account Unit Value is calculated on every business day by multiplying the Pooled Separate Account Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)	is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)	is the charge to the Pooled Separate Account for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.

The value of the investments that Separate Account No. 66 has in the Portfolio Companies listed in Appendix: “Investment Options Available Under the Contract” is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing variable investment options are determined.

How we value the assets of the Pooled Separate Accounts

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

•	Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day

28

there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•	Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter
or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•	Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•	Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market
to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.
Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

29

5.
Transferring your money among investment options

Transfers among investment options

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.

Transfers to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" in this prospectus for more information.

Please see "Allocating Program contributions" in "MRP Program" for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional "market timing”organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the variable investment options or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the variable investment options or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization
companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization
companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of EQ Advisors Trust and 1290 Funds
®
(together, the "affiliated Investment Trusts") as well as investment options with underlying Portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated Investment Trusts”. The affiliated Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Investment Trust obtains from us owner trading activity. Certain affiliated Investment Trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer

30

privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated Investment Trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our participants, we will work with the unaffiliated trust to review contract owner/participant trading activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Investment Trusts for more information.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Our Automated Voice Response System and our internet website

Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at mrppar@equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and review and file annual 5500 reports. The Plan Services website can be accessed at mrpemp.equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

31

6.
Benefit Payment Options

Choosing benefit payment options

Benefit payments are subject to plan provisions. The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) enacted at the end of 2019 significantly amended the required minimum distribution rules and it may restrict the availability of payment options. See the discussion under “Required minimum distribution payments after you die” in this prospectus.

The Program offers a variety of benefit payment options. The earliest and latest dates that you may begin benefit payments are determined by your employer plan. Plan participants will not be able to make transfers, change annuity options, or withdraw account value after the benefit payments begin. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following payout options:

•	Periodic installments

•	Qualified Joint and Survivor Annuity

•	Joint and Survivor Annuity Options, some with optional Period Certain

•	Life Annuity

•	Life Annuity — Period Certain

•	Cash Refund Annuity

•	Lump Sum Payment

Types of benefits

Under the IRS Pre-Approved Plan, you may select one or more of the following payout options once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these payout options may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The payout option will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

Qualified Joint and Survivor Annuity.
An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse’s life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death.
In some plans, the law requires that if the value of your vested benefits exceeds $7,000, you must receive a Qualified
Joint and
Survivor Annuity unless your spouse consents in writing to a contrary election.
Please see "Spousal consent requirements" below.

Lump sum payment.
A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

Periodic installments.
Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

Life Annuity.
An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death. Generally, unless you elect otherwise, this will be the form of annuity payment.

Life Annuity — Period Certain.
An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period subject to required minimum distribution rules. Subject to legal limitations, you may specify a minimum payment period of 5 or 10 years. The longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity.
An annuity providing monthly payments for your life and that of your beneficiary subject to required minimum distribution rules. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

Joint and Survivor Annuity — Period Certain.
An annuity providing monthly payments for your life and that of your

32

beneficiary or, if longer, a specified period of time subject to required minimum distribution rules. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. And, if both the annuitant and the spouse die after this payout option is selected and before benefit payments begin, then the beneficiary will not receive any payment. Subject to legal limitations, you may specify a minimum payment period of 5 or 10 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

Cash Refund Annuity.
An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

Fixed and variable annuity choices

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $7,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

The amount of the annuity payments will depend on the amount applied to purchase the annuity. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity — Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity — Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Retirement Plan Account Managers for our variable annuity prospectus supplement.

Spousal consent requirements

Under the IRS Pre-Approved Plan, you may designate a
non-spouse
beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or
(2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse
beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse’s signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse’s consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the AllianceBernstein Growth Equity Fund.

See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

Spousal consent

If a participant is married and has an account balance greater than $7,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

Proof of correct information

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. The Company will adjust the amount of the

33

annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. The Company will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. The Company’s liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

Required minimum distribution payments after you die

These vary, depending on the status of your beneficiary (individual or entity) and when you die. The SECURE Act significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must generally be distributed within 10 years in accordance with federal tax rules.

If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. It is the beneficiary’s responsibility to calculate and satisfy the required minimum distribution rules.

Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.
An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death.

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);
•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years in accordance with federal tax rules.

Spousal beneficiary.
If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Effective beginning after 2023, your spouse may elect to have RMDs determined using the Uniform Lifetime Table and, if applicable, may delay starting payments over his/her life or life expectancy period until the year in which you would have attained the applicable RMD age (as described under “Tax Information” in this prospectus). Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan. If your spouse beneficiary is subject to the 10 year rule and wants to roll over the death benefit in or after the calendar year in which the surviving spouse attains the applicable RMD age, the spouse may not roll over a “hypothetical RMD” amount. To determine the “hypothetical RMD” amount, qualified legal and tax advisers should be consulted.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year.
Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death.
However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

34

Additional Changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary will trigger the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years in accordance with federal tax rules.

A non-spousal beneficiary may be able to directly roll over a death benefit into an inherited individual retirement arrangement dedicated to making post-death payments. The SECURE Act may restrict the availability of payment options under such individual retirement arrangements.

35

7.
MRP Program

This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and the GIO operate within the Program. The Program itself is not registered under the Securities Act of 1933.

The Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust
”
) that is sponsored by the Company or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is sponsored by the Company, and the Trustee under the Separate Trust is Benefit Trust Company. The Program has
2,420 participants and
$296.76 million in assets at December 31, 2025.

Our Retirement Program Specialists are available to answer employer questions about joining the Program. Please contact us by using the telephone number or addresses listed under “How to reach us — Information on joining the Program” in this prospectus.

Summary of plan choices

Your employer has a choice of two retirement plan arrangements under the Program. They can:

•	Choose the
IRS Pre-Approved Plan
— which automatically gives them a full range of services from us. These include the choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan, employers adopt our Master Trust and their only investment choices are from the Investment Options.

The IRS Pre-Approved Defined Contribution Plan can be adopted as a profit sharing plan; a defined contribution pension plan, or both. Traditional 401(k), SIMPLE 401(k), and Safe Harbor 401(k) are also available. A Roth 401(k) option is available for all 401(k) plan types.

•	Maintain our
Pooled Trust for Individually Designed Plans —
and use our Pooled Trust for investment options in the Program in addition to their own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.

Choosing the right employer plan depends on the employers own set of circumstances. We recommend that the employer review all plan, trust, participation and related agreements with their legal and tax counsel.

Getting started

If your employer chooses the IRS Pre-Approved Plan, the employer or trustee must complete an Adoption Agreement. The employer is responsible for the administration of the plan they choose. Please see "Your responsibilities as employer" in the SAI.

How to make Program contributions

Contributions can be made using the online contribution feature at mrp.equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to the Company (for subsequent contributions please write your contract number on the check). Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to the Company which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants.
Contributions are only

36

accepted from the employer or plan trustee.
Employees may not send contributions directly to the Program
. There is no minimum amount which must be contributed for investment if your employer adopts either Plan or if they have their own individually designed plan that uses the Pooled Trust.

Allocating Program contributions

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective
contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax
employee contributions and your 401(k) salary deferral contributions.

The Employee Retirement Income Security Act of 1974 provides relief to a plan fiduciary of a qualified plan with participant directed accounts, if the fiduciary allocates to a Qualified Default Investment Alternative (QDIA) contributions which the participant has failed to direct to an investment option under the plan after notice by the plan. The QDIA under the MRP is the EQ/Moderate Allocation Portfolio unless the plan’s fiduciary has chosen an alternate QDIA. If you have not selected an investment option(s) under the MRP to allocate your contributions, the plan fiduciary will allocate your contributions to the plan’s QDIA, after the fiduciary has given you notice in accordance with the regulations. After funds have been allocated to the plan’s QDIA, you may reallocate those funds to any other investment option under the MRP.

When transaction requests are effective

Contributions, as well as transfer requests and allocation changes are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.
Trustee-to-trustee
transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

37

8.
Withdrawals

Keep in mind two sets of rules when considering withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant withdrawals" below. Certain plan withdrawals may be subject to federal income tax, and penalty taxes. See "Tax information" in this prospectus.

There is no minimum withdrawal amount. Withdrawals reduce your account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Unless you specify otherwise, withdrawals will be taken from the investment options in your account pro rata. Additionally, withdrawals may reduce any death benefit provided by your plan.

Amounts in the Variable Investment Options, Pooled Separate Accounts, and Money Market Guarantee Account

These are generally available for withdrawal at any time, subject to the provisions of your plan. Withdrawals from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Withdrawals from remaining variable investment options are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

Amounts in the Guaranteed Interest Option

Withdrawals and transfers from the GIO, to other investment options are permitted, subject to certain conditions. See “Guaranteed Interest Option” in this prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

If your plan is an employer or trustee-directed plan, the employer is responsible for ensuring that there is sufficient cash available to pay benefits.

Rules applicable to participant withdrawals

In addition to our own procedures, withdrawal and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of withdrawals and benefit payment options is provided in "Tax information" in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Retirement Plan Account Managers also can be of assistance.
In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" in this prospectus and "Tax information" in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches the applicable RMD age (as described under “Tax Information” in this prospectus). For all other participants, benefits must begin by April 1 of the later of the year after attaining the applicable RMD age or retirement from the employer sponsoring the plan. For more information, see “Lifetime required minimum distributions” in “Tax information” in this prospectus.

Withdrawals must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement.
Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

•	A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax
employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax
account balance).

•	If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59
1
⁄
2
.

•	Employees may generally not receive a distribution prior to severance from employment.

•	Hardship withdrawals before age 59 1 ⁄ 2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of
pre-retirement
withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

38

9.
Charges and expenses

You will incur two general types of charges under the Program:

(1)
Charges imposed on amounts invested in the Plan Trust — these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Pooled Separate Accounts and the variable investment options or as reductions from the rates credited to the guaranteed options.

(2)
Plan and transaction charges — these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Pooled Separate Accounts and the variable investment options and the dollars in the Guaranteed Options.

We make no deduction from your contributions or withdrawals for sales expenses.

Program expense charge
(Based on amounts invested in the Program)

We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 0.85% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

	Average account value
	$75,000 or less	More than $75,000
Total plan assets	Schedule A	Schedule B
First $250,000	0.85%	0.85%

Next $250,000	0.65%	0.55%

Over $500,000	0.50%	0.40%

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant’s investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan is subject to a Program expense charge of 0.85% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.50% or 0.40%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your account value on a pro-rata basis, as of the last business day of each month. Such amount will be deducted from the participant’s account balances in accordance with the ordering rule established by the Company from time to time and communicated in writing to the Employer. The amounts we deduct from the Guaranteed Interest Option and Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.

We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds and the Guaranteed Interest Option, when available, and Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2025, we received
$1,573,856 compensation under the Program expense charge.

Members Retirement Plan and Investment only fees
(Plan and transaction expenses)

Record maintenance and report fee.
At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

39

Annual portfolio operating expenses
(Indirect expenses borne by the variable investment options)

The variable investment options that invest in portfolios of the Trusts are indirectly subject to investment management fees,
12b-1
(if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts.

Investment management and accounting fees
(Reflected in the unit values)

The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the “Fee table” are estimated based on the experience of the Funds during the fiscal year ended December 31, 2025. The fees may be higher or lower each year.

Direct Operating and Other Expenses
(Reflected in the unit values)

In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds. The fees shown in the “Fee table” are estimated based on the experience of the Funds during the fiscal year ended December 31, 2025. The fees may be higher or lower each year.

Other Expenses
(Based on amounts invested in the Program)

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out
option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.
Fees paid to associations

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

General information on fees and charges

We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine
administrative services. During 2025 we received total fees and charges under the Program of $1,690,805.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 Fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

40

10.
Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person’s situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for
non-U.S.
taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the contract’s selection of investment funds, availability of guaranteed options, and choices of pay-out
options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Lifetime required minimum distributions from your plan must start for
the year in which you attain the applicable RMD age as defined under federal tax law. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 73 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70 ½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1 st
following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working. Beginning in 2024, amounts in designated Roth accounts are not subject to RMD rules nor does a withdrawal from designated Roth accounts count towards satisfying the RMD amount.

Mandatory Roth Catch-up Contributions

SECURE 2.0 requires that age 50 or over catch-up contributions be made to a designated Roth account, except for eligible participants whose prior year wages do not exceed a certain amount (indexed for inflation). The wage threshold for 2025 will be $150,000. This means that individuals who had wages in excess of $150,000 in 2025 must make any age-based catch-up contributions on a Roth basis in 2026. Self-employed individuals and employees (such as certain state and local government employees) whose compensation is not considered wages for FICA purposes will not be subject to this requirement.

Income taxation of distributions to qualified plan participants

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax
contributions, if any, are not taxed when distributed.

If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax
basis to the 401(k) arrangement. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance will be needed to properly administer this option. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated

41

Roth contribution account under a 401(k) plan will be
tax-free.
If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.

Eligible rollover distributions
. Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59
1
⁄
2
may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. If the plan permits, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. The SECURE 2.0 Act of 2022 (SECURE 2.0) also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See “Eligible rollover distributions and federal income tax withholding” in the SAI for a more detailed discussion.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.
The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

In-Plan
Roth rollover

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax
amounts converted must be included in the participant’s taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Annuity or installment payments.
Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax
employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and

42

your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service
withdrawals.
Some plans allow
in-service
withdrawals of
post-tax
contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1,
1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory federal income tax withholding may also apply. Plans may allow other in-service distribution options as permitted under federal tax rules.

Premature distributions.
You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59
1
⁄
2
unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

Some of the exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. SECURE 2.0 added new exceptions to the 10% early distribution penalty. See IRS Form 5329 for more information on the additional 10% tax penalty.

Tax withholding and information reporting

Status for income tax purposes; FATCA.
 In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.
In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan’s trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Pooled Separate Accounts and variable investment options that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Pooled Separate Accounts and variable investment options and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Pooled Separate Accounts and variable investment options. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Pooled Separate Accounts and variable investment options (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

43

11.
More information

About Program changes or terminations

Amendments.
The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

Termination.
We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

Assignment.
You may not assign your rights or obligations under the contract without the Company’s prior written consent. The Company may not assign its rights or obligations under the contract without your prior written consent, except that the Company will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that the Company remains liable for the failure of that corporation to perform its obligations.

IRS disqualification

If your plan is found not to qualify under the Internal Revenue Code, we may: (1) return the plan’s assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

About the separate accounts

Each Pooled Separate Account and variable investment option is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our separate accounts for owners of our variable annuity contracts, including our contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. Income, gains, and losses credited to, or charged against, each separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the separate accounts as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account No. 66, which holds the variable investment options offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IB/B shares of the Trusts. The Trusts are registered as open-end
management investment companies under the 1940 Act. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Interest Option and Money Market Guarantee Account, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the separate accounts.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

The disclosure, however, with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

44

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s or participant’s interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, or the ability of the Pooled Separate Account investment advisors to perform their contracts under the Program or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Accounts.

Financial statements

The financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled), and Separate Account No. 66, as well as financial statements and supplemental schedules of the Company, are incorporated by reference in the SAI. The SAI is available free of charge. The financial statements and supplemental schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling
1-800-526-2701.
You may also obtain a the SAI by logging on to mrp@equitable.com or via the internet at www.equitable.com/ICSR#EQH147066.

About the trustee

As trustee, Benefit Trust Company serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.

Distribution of the contracts

The Company performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to our employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

Reports we provide and available information

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

45

Appendix: Investment Options Available Under the Contract

Variable investment options

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the Portfolio Companies for the Portfolios, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH147066. You can also request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. You should refer to your plan documents for a list of available Portfolios.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2025)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	1290 Avantis ® U.S. Large Cap Growth – Equitable Investment Management, LLC (“EIM”); American Century Investment Management, Inc.	0.65%	^	17.03%	12.18%	—
Equity	1290 VT Equity Income – Equitable Investment Management Group, LLC (“EIMG”); Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	13.04%	11.25%	8.85%
Specialty	1290 VT GAMCO Mergers & Acquisitions – EIMG; GAMCO Asset Management, Inc.	1.29%	^	15.91%	7.70%	5.38%
Equity	1290 VT GAMCO Small Company Value – EIMG; GAMCO Asset Management, Inc.	1.05%		12.82%	11.24%	10.77%
Equity	1290 VT Socially Responsible – EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/AB Small Cap Growth – EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Allocation† – EIMG	1.15%		12.97%	7.79%	9.47%
Asset Allocation	EQ/All Asset Growth Allocation – EIMG	1.25%	^	17.18%	7.12%	8.28%
Equity	EQ/Capital Group Research – EIMG; Capital International, Inc.	0.95%	^	19.83%	13.80%	15.00%
Equity	EQ/ClearBridge Large Cap Growth ESG – EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Asset Allocation	EQ/Conservative Allocation† – EIMG	1.00%	^	7.48%	1.74%	3.11%
Asset Allocation	EQ/Conservative-Plus Allocation† – EIMG	1.09%		9.06%	3.38%	4.94%
Fixed Income	EQ/Core Plus Bond – EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.58%	-0.68%	2.17%
Equity	EQ/Equity 500 Index – EIMG; AllianceBernstein L.P.	0.53%	^	17.23%	13.79%	14.15%
Equity	EQ/Global Equity Managed Volatility† – EIMG; BlackRock Investment Management, LLC	1.08%	^	19.14%	8.33%	9.47%
Fixed Income	EQ/Intermediate Government Bond(1) – EIMG; SSGA Funds Management, Inc.	0.62%	^	5.54%	0.30%	1.15%
Equity	EQ/International Core Managed Volatility† – EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%
Equity	EQ/International Equity Index – EIMG; AllianceBernstein L.P.	0.72%	^	31.53%	9.91%	8.07%
Equity	EQ/Janus Enterprise – EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Equity	EQ/JPMorgan Growth Stock – EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/Large Cap Growth Index – EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Growth Managed Volatility† – EIMG; BlackRock Investment Management, LLC	0.87%		11.06%	11.64%	15.01%
Equity	EQ/Large Cap Value Managed Volatility† – EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%
Equity	EQ/MFS International Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/Mid Cap Index – EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Equity	EQ/Mid Cap Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC	0.97%		4.98%	7.62%	8.20%
Asset Allocation	EQ/Moderate Allocation† – EIMG	1.08%		10.25%	4.14%	5.78%
Asset Allocation	EQ/Moderate-Plus Allocation† – EIMG	1.11%		11.50%	5.88%	7.67%

46

		Current Expenses		Average Annual Total Returns (as of 12/31/2025)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Cash/Cash Equivalent	EQ/Money Market* – EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Fixed Income	EQ/PIMCO Global Real Return – EIMG; Pacific Investment Management Company LLC	2.74	%^	5.52%	-0.90%	2.48%
Fixed Income	EQ/PIMCO Ultra Short Bond – EIMG; Pacific Investment Management Company LLC	0.80	%^	4.47%	2.93%	2.32%
Equity	EQ/Small Company Index – EIMG; AllianceBernstein L.P.	0.63%		12.57%	6.16%	9.44%
Asset Allocation	Equitable Conservative Growth MF/ETF Portfolio – EIMG	1.10	%^	12.03%	4.95%	6.85%
Fixed Income	Multimanager Core Bond(1) – EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.93	%^	7.11%	-0.27%	1.72%
Specialty	Multimanager Technology – EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23	%^	25.87%	12.46%	19.41%
Asset Allocation	Target 2015 Allocation – EIMG	1.10	%^	9.41%	2.84%	5.08%
Asset Allocation	Target 2025 Allocation – EIMG	1.10	%^	13.12%	5.57%	7.41%
Asset Allocation	Target 2035 Allocation – EIMG	1.05%		15.70%	7.50%	8.95%
Asset Allocation	Target 2045 Allocation – EIMG	1.03%		16.81%	8.58%	9.86%
Asset Allocation	Target 2055 Allocation – EIMG	1.10	%^	17.90%	9.51%	10.81%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†
EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*
The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)
Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser
to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Asset Allocation	American Funds ® IS 2010 Target Date Fund – Capital Research and Management Company	0.33%	13.08%	5.70%	—
Asset Allocation	American Funds ® IS 2015 Target Date Fund – Capital Research and Management Company	0.35%^	13.40%	5.94%	—
Asset Allocation	American Funds ® IS 2020 Target Date Fund – Capital Research and Management Company	0.35%	14.30%	6.23%	—
Asset Allocation	American Funds ® IS 2025 Target Date Fund – Capital Research and Management Company	0.35%	14.79%	6.35%	—
Asset Allocation	American Funds ® IS 2030 Target Date Fund – Capital Research and Management Company	0.35%	16.09%	7.33%	—
Asset Allocation	American Funds ® IS 2035 Target Date Fund – Capital Research and Management Company	0.39%	17.73%	8.43%	—
Asset Allocation	American Funds ® IS 2040 Target Date Fund – Capital Research and Management Company	0.39%	20.66%	—	—
Asset Allocation	American Funds ® IS 2045 Target Date Fund – Capital Research and Management Company	0.42%	21.55%	—	—
Asset Allocation	American Funds ® IS 2050 Target Date Fund – Capital Research and Management Company	0.42%	21.94%	—	—
Asset Allocation	American Funds ® IS 2055 Target Date Fund – Capital Research and Management Company	0.43%	22.28%	—	—
Asset Allocation	American Funds ® IS 2060 Target Date Fund – Capital Research and Management Company	0.41%	20.90%	—	—
Asset Allocation	American Funds ® IS 2065 Target Date Fund – Capital Research and Management Company	0.44%	20.61%	—	—
Asset Allocation	American Funds ® IS 2070 Target Date Fund – Capital Research and Management Company	0.42%	20.45%	—	—
Fixed Income	Vanguard ® VIF Total Bond Market Index Portfolio – The Vanguard Group, Inc.	0.14%	6.94%	-0.51%	1.90%
Equity	Vanguard ® VIF Total Stock Market Index Portfolio – The Vanguard Group, Inc.	0.13%	16.93%	12.98%	14.10%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

47

Fixed investment options

The following is a list of fixed investment options currently available under the Contract. We may change the features of the fixed investment options listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

See “Fixed investment options” in “MRP Investment options” in the prospectus for a description of the Fixed investment options’ features.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteed interest option	N/A	1.00%
Money Market Guarantee Account*	N/A	1.00%
*	Closed to new contributions and loan repayments as of January 1, 2009

48

Members Retirement Program

Issued by

Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Members Retirement Program, the Company, AllianceBernstein Balanced, AllianceBernstein Growth Equity, and AllianceBernstein Mid Cap Growth Funds (the “Pooled Separate Accounts”), and Separate Account No. 66. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-877-522-5035. The SAI is also available at our website, www.equitable.com/ICSR#EQH147066.

Reports and other information about the Company, the Pooled Separate Accounts, and Separate Account No. 66 are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000050404, C000050407, C000050396 and C000050400

Retirement Investment Account
®

Prospectus dated May 1, 2026

Equitable Financial Life Insurance Company
Separate Account No. 66
Separate Account No. 3
Separate Account No. 4
Separate Account No. 10

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for EQ Advisors Trust which contains important information about its portfolios.

About the Retirement Investment Account
®

The Retirement Investment Account
®
(“RIA”) is an investment program that allows employer plan assets to accumulate on a tax-deferred
basis. You may allocate your account value under the RIA to several different types of investment options: 1) variable investment options offered through Separate Account No. 66, each of which invests in a mutual fund (a “Portfolio”) of EQ Advisors Trust (the “Trust”); 2) pooled separate accounts, which are managed accounts that each invest in a portfolio of securities (“Pooled Separate Accounts” or “Funds”); and 3) a guaranteed interest option, which we credit interest to daily and which we guarantee all principal and previously credited interest. These investment options are listed in Appendix: “Investment Options Available Under the Contract”. RIA includes the contract described in this prospectus, which is a variable and fixed flexible premium deferred group annuity contract issued by
Equitable Financial Life Insurance Company
(the “Company,” “we,” “our,” and “us”). When we refer to “RIA” in this prospectus, we are usually referring to this annuity contract.

You should note that your contract features and charges, and your investment options, may vary depending on your employer plan. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

The contract is a complex investment and involves risk, including potential loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. Our obligations under the contract are subject to our financial strength and claims-paying ability.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

#54763

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you“ and “your,“ we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.
Further, the terms and conditions of the employer’s plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer’s plan, which may be different from the features of RIA described in this prospectus.

Appendix	49
Investment Options Available Under the Contract	49

Overview of the contract

Purpose of the Contract
.
RIA is an investment program designed for employer plans that qualify for tax-favored
treatment under Section 401(a) of the Code. RIA consists of two group annuity contracts (“contracts”) issued by the Company, including the variable and fixed group annuity contract described in this prospectus, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services (“PRS”) agreement. Plan participants should refer to the provisions of their plan that describes their rights in more specific terms.

The contract is designed to help you accumulate assets through investments in the guaranteed interest option, the variable investment options, and the Pooled Separate Accounts. It can provide or supplement your retirement income by offering a variety of benefit payment options, which are subject to the provisions of your employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more forms of distribution. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently.

Phases of the Contract
.
The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the investment options available under the contract. The maximum number of active options your employer may select at any time is 25. Plan participant choices will be limited to the investment options selected by their employer.

Investment options

We offer various investment options under RIA, including the Pooled Separate Accounts, the variable investment options, and the guaranteed interest option. Each Portfolio in which a variable investment option invests and each Pooled Separate Account has a different investment objective. The Portfolios and Pooled Separate Accounts try to meet their investment objectives by investing in a portfolio of securities. We cannot assure you they will meet their investment objectives.

For additional information about each underlying investment option see Appendix: “Investment Options Available Under the Contract.”

Guaranteed interest option

The guaranteed interest option is a fixed option that is part of our general account. This option pays interest at guaranteed rates and we guarantee principal and previously credited interest. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Income (Annuity) Phase

RIA offers a variety of benefit payment options, subject to the provisions of an employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more of the following forms of distribution:

•	purchase of one of our annuities to receive a stream of income payments;

•	lump sum distribution;

•	use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

•	permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

•	life annuity;

•	life annuity — period certain;

•	life annuity — refund certain;

•	period certain annuity; and

•	qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We may also offer other annuity forms not outlined here. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time. When you take a distribution, if you choose to purchase one of our annuities, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including withdrawals and any death benefit provided under your employer plan, terminate upon annuitization.

Contract Features.

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described in this prospectus. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract, subject to the provisions of your plan. Withdrawals will reduce your account value and may be subject to withdrawal charges and income taxes, as well as a tax penalty.

Optional participant recordkeeping services

Your employer may elect participant recordkeeping services program, under which we (i) establish an individual participant account for each participant covered by your plan based on data you provide; (ii) receive and deposit contributions on behalf of participants to individual participant accounts; (iii) maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan; (iv) provide to your employer the individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and (v) process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as your employer instructs. There is an annual $25 fee for this service.

Participant Loans

Depending on the terms of your plan, you may be permitted to take loans from your account value. If you take a loan we charge a 1% fee as a percentage of amount withdrawn as loan principal at the time the loan is made. Additionally, the employer plan may charge interest on the loan at a rate they set.

Death Benefit

Upon death your employer will make a withdrawal to pay out any death benefit to your beneficiary in accordance with the employer plan, based on the participant’s account value under the contract.

Important information you should consider about the contract

FEES AND EXPENSES
Are There Charges or Adjustm e nts for Early Withdrawals?
Yes.
If you withdraw account value from the RIA, other than in the form of a benefit distribution payment, within 9 years following the date on which the employer plan began its participation in RIA, you will be assessed a contingent withdrawal charge (“CWC”) of up to 6% of the amount withdrawn. For example, if you make a withdrawal in the first year, you could pay a CWC of up to $6,000 on a $100,000 withdrawal.

For additional information about CWCs see “Contingent withdrawal charge” in “Charges and expenses” in this prospectus.

Are There Transaction Charges?
Yes.
In addition to CWCs, you may also be charged for other transactions (if you elect an annuity payout option).

For additional information about transaction charges see “Annuity administrative charge” in “Charges and expenses” in this prospectus.

Are There Ongoing Fees and Expenses?
Yes.
The following tables describe the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year
based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract *	0.25%	1.25%
Pooled Separate Account expenses **, (1)	0.15%	0.87%
Portfolio Company fees and expenses **, (1)	0.54%	1.38%
Optional benefits available for an additional charge (for a single optional benefit, if elected) (2)	1.00%	1.00%

* Expressed as an annual percentage of account value.
**  Expressed as an annual percentage of average daily net assets.
(1)  These fees will fluctuate from year to year. These expenses are based on the expenses incurred during the fiscal year ended December 31, 2025.
(2)  As a percentage of amount withdrawn as loan principal at the time the loan is made. Your employer plan may also charge interest on the loan amount at a rate they set.

Because the contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add contingent withdrawal charges that substantially increase costs.

Lowest Annual Cost $781	Highest Annual Cost $2,357
Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Least expensive combination of the Base Contract, Pooled Separate Account and Portfolio fees and expenses
•
No optional benefits
•
No sales charges
•
No additional contributions, transfers or withdrawals

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Most expensive combination of the Base Contract, Pooled Separate Account, and Portfolio fees and expenses
•
No loans taken
•
No sales charges
•
No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in this prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.
The contract is subject to the risk of loss. You could lose some or all of your account value depending on the investment options you choose.

For additional information about the risk of loss see “Principal risks of investing in the contract” in this prospectus.

Is this a Short-Term Investment?
No.
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” in this prospectus.

What Are the Risks Associated with the Investment Options?
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract, (e.g., the Pooled Separate Accounts and the Portfolios). Each investment option, including the fixed investment options, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Investment options” and “Portfolios of the Trust” in “RIA Investment Options” and Appendix: “Investment Options Available Under the Contract” in this prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to the Company. Equitable Financial Life Insurance Company is solely responsible to the contract owner and participants for the contract’s account value. The general obligations under the contract, including the fixed investment options, are supported by our general account and are subject to our claims paying ability. An owner and participant should look solely to our financial strength for our claims-paying ability. More information about Equitable Financial Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling
1-800-789-7771.

For additional information about insurance company risks see “About the general account” in “More information” in this prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
The availability of investment options will vary by employer, and you should refer to your plan documents for a list of the investment options available to you. You may transfer accumulated amounts among the investment options under your contract at any time and in any amount, subject to certain transfer limitations described in this prospectus. We reserve the right to remove or substitute Portfolios and Pooled Separate Accounts as investment options.

For additional information about restrictions on the investment options see “Investment options” in “RIA Investment Options” and “Transferring your money among investment options” in this prospectus.

Transfers from the guaranteed interest option may be subject to limitations. From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose those transfer restrictions.

Contributions and transfers into and out of the guaranteed interest option are limited.

For additional information about the guaranteed interest option see “Guaranteed interest option” in “RIA Investment Options” in this prospectus.

Are There Any Restrictions on Contract Benefits?
Yes.
Participant Loans. Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. Loans generally must be taken from the guaranteed interest option. The minimum loan amount is $1000 and the maximum loan amount is 90% of the balances attributable to the plan participant. We charge a 1% fee at the time a loan is made, and the employer plan may charge interest on the loan, at a rate they set. If a participant fails to repay a loan when due the amount of the unpaid balance may be treated as a withdrawal and as such, be subject to taxes, additional penalty taxes, and a CWC of up to 6% of the unpaid balance if this occurs within 9 years of the date on which the employer began it’s participation in the RIA. See “Participant Loans” in “Benefits Available Under the Contract” in this prospectus.

Optional Participant Recordkeeping Services. This service must be selected by the employer. If it is selected by the employer than the participants must be enrolled and pay the annual fee. Employers who did not elect the option may no longer do so.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in this prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals may receive compensation for selling the contract, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in this prospectus.

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about the charges you might incur in connection with an exchange see “Contingent withdrawal charge” in “Charges and expenses” in this prospectus.

Fee table

The following tables describe the fees and expenses that you will pay when owning, or making withdrawals from an investment option or from the RIA contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you purchase the contract, surrender or make withdrawals from an investment option or the contract, or transfer account value between investment options. State premium taxes may also apply.

Transaction Expenses

Sales Load Imposed on Purchases	None
Withdrawal Charge (CWC) (as a percentage of amount withdrawn) (1)	6.00%
Administrative fee if you purchase an annuity payout option	$175
Transfer Fee	None

(1)
If you withdraw money from the contract within 9 years following the date on which the employer plan began its participation in RIA, we may impose a contingent withdrawal charge (“CWC”) of up to 6% of the amount withdrawn, declining to 0% over 10 years. The amount of any CWC is determined in accordance with the rate schedule set forth below. We treat outstanding participant loan balances that are not paid back per the terms of the loan as withdrawals. As such, the CWC will be applied as if the amount had been withdrawn on the day the principal payment was due.

Withdrawal in Participation Years	Contingent Withdrawal Charge
1 or 2	6% of amount withdrawn
3 or 4	5%
5 or 6	4%
7 or 8	3%
9	2%
10 and later	0%

The next table describes the fees and e
xpens
es that you will pay
each year
during the time that you own the contract (not including underlying Trust portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Base contract expenses (expressed as an annual percentage of account value) (1)	1.25%

Pooled Separate Account expenses expressed as an annual percentage of separate account assets: (2)
	Investment Management and Accounting Fee	Direct Operating and Other Expenses	Total

AllianceBernstein Common Stock	0.08%	0.07%	0.15%

AllianceBernstein Mid Cap Growth	0.50%	0.03%	0.53%

AllianceBernstein Balanced	0.50%	0.37%	0.87%

Optional Benefits Expenses
Optional Participant Recordkeeping Services (per plan participant) (3)	$25
Loan fee (as a percentage of amount withdrawn as loan principal at the time the loan is made) (4)	1.00%
(1)	The base contract fee, which is also called the annual ongoing operations fee, is deducted monthly and applied on a decremental scale, declining to 0.25% on the account value over $2,500,000.
(2)	These fees will fluctuate from year to year. These expenses are based on the expenses incurred by a Pooled Separate Account during the fiscal year ended December 31, 2025.
(3)	We deduct this fee on a monthly basis at the rate of $2.08 per participant.
(4)	The plan may charge interest on plan loans at a rate determined by the plan administrator.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. These amounts also include the Platform Charge if you choose to invest in certain Portfolios. Expenses shown may change over time and may be higher or lower in the future. A complete list of portfolios available under the contract, including their annual expenses, may be found at the back of this document. See Appendix: “Investment Options Available Under the Contract.”

Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses (1)	0.54%	1.38%

(1)
Annual portfolio expenses may be based, in part, on estimated amounts of such expenses. Annual portfolio expenses will fluctuate from year to year and are based on the expenses incurred by the Portfolios during the fiscal year ended December 31, 2025. The maximum annual portfolio expenses include a daily charge equal to an annual rate of 0.05% that we charge for amounts invested in the EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index, and EQ/Money Market Portfolios.

Examples

These examples are intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. These costs include transaction expenses, annual contract expenses, and annual Portfolio and Pooled Separate Account fees and expenses. These examples assume that no loans are taken. The first set of examples assumes you invest all of your account value in the most expensive underlying Portfolio. The second set of examples assumes you invest all of your account value in the most expensive Pooled Separate Account, the Alliance Bernstein Balanced Pooled Separate Account.

Separate Account No. 66 Variable Investment Options.
 The examples assume all account value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed investment options.

These example assume that you invest $100,000 in the variable investment options for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual portfolio expenses and the participant recordkeeping services available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender your contract at the end of the applicable time period	$8,919	$13,884	$19,021	$30,786
If you annuitize at the end of the applicable time period	$2,962	$8,719	$14,733	$30,961
If you do not surrender your contract	$2,787	$8,544	$14,558	$30,786

Pooled separate accounts.
 These example assume that you invest $100,000 in the pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual pooled separate account expenses and the participant recordkeeping services available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender your contract at the end of the applicable time period	$8,416	$12,362	$16,465	$25,478
If you annuitize at the end of the applicable time period	$2,426	$7,113	$12,059	$25,653
If you do not surrender your contract	$2,251	$6,938	$11,884	$25,478

Portfolio Turnover

Each of the Pooled Separate Accounts pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual contract expenses or in the example, affect the Pooled Separate Account’s performance. During the most recent fiscal year, each Pooled Separate Account’s portfolio turnover rate as a percentage of the average value of its portfolio was:

AllianceBernstein Balanced — Separate Account No. 10	151.63%

AllianceBernstein Common Stock — Separate Account No. 4	15.56%

AllianceBernstein Mid Cap Growth — Separate Account No. 3	113.38%

The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract, subject to our financial strength and claims-paying ability.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transfers” in this prospectus).

You can reach us to obtain:

•	Participation agreements, or enrollment or other forms used in RIA

•	Unit values and other values under your plan

•	Any other information or materials that we provide in connection with RIA

Participants may only send/make contributions to their employer or plan trustee; they cannot send contributions directly to the Company.
By phone:

1-800-967-4560
(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)
For correspondence and contribution checks sent by regular mail:

Return via Mail or Fax:
Equitable-Retirement
P.O. Box 219489
Kansas City, MO 64121-9489
For contribution checks only sent by registered, certified, or overnight delivery:

Street and Overnight Address:
Equitable-Retirement
801 Pennsylvania Ave. STE 219489
Kansas City, MO 64105-1407

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 801 Pennsylvania Ave., Kansas City, MO 64105-1407.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

1.
RIA Investment Options

Investment options

We offer various investment options under RIA, including the Pooled Separate Accounts, the variable investment options investing in underlying Portfolios, and the guaranteed interest option. Each Pooled Separate Account and Portfolio has a different investment objective. The Pooled Separate Accounts and Portfolios try to meet their investment objectives by investing in a portfolio of securities. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25 and the availability of investment options will vary by employer. You should refer to your plan documents for a list of the investment options available to you. We cannot assure you that any of the Pooled Separate Account and Portfolios will meet their investment objectives.

You can lose your principal when investing in the Pooled Separate Accounts and the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

The Pooled Separate Accounts

There are three Pooled Separate Accounts offered under the contract — the AllianceBernstein Balanced Fund, the AllianceBernstein Common Stock Fund, and the AllianceBernstein Mid Cap Growth Fund.

The AllianceBernstein Balanced Fund

Objectives

The Balanced Fund (Separate Account No. 10) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios:
Global Structured Equity, US Core Fixed Income and Cash.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Balanced Fund by showing changes in the AllianceBernstein Balanced Fund’s performance from year to year and by showing how the AllianceBernstein Balanced Fund’s average annual returns for the past one-,
five-, and
10-year/since
inception periods for the period ended December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the “Fee table” in this prospectus as Investment Management & Accounting Fee and Direct
Operating and other expenses. This performance does not reflect the contract transaction expenses, Portfolio expenses, or optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)

13.11% 2Q 2020	-11.29% 1Q 2020

Average Annual Total Returns

	One Year	Five Years	Ten Years [or life of investment]
Average Annual Total Returns	16.68%	7.29%	8.31%
60% MSCI Acwi Ndr/40% Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	16.38%	6.66%	8.03%

Investment strategies

The Global Structured Equity
sub-portfolio’s
objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio
targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity
sub-portfolio
invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth
research on these companies to uncover the most attractive investment opportunities. The sub-portfolio
is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio
with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio
primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio
may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

The U.S. Core Fixed Income’s
sub-portfolio
seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth
analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income
sub-portfolio
may invest in a wide variety of publicly traded debt instruments. The sub-portfolio
will only purchase
US-dollar
denominated securities. The
sub-portfolio’s
non-money
market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency
fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency
collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio
may purchase 144A securities. The
sub-portfolio
may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio
may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company’s guidelines.

Swap transactions are prohibited.

The overall
sub-portfolio
duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash
sub-portfolio
may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Balanced Fund includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to the Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Balanced Fund’s debt and equity components to vary in response to markets, but ordinarily only by +/– 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Balanced Fund toward the targeted asset allocation, in line with the Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%–US Core Fixed Income
• Money market instruments	• 5%–Cash

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

The AllianceBernstein Common Stock Fund

Objective

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Common Stock Fund by showing changes in the AllianceBernstein Common Stock Fund’s performance from year to year and by showing how the AllianceBernstein Common Stock Fund’s average annual returns for the past one-,
five-, and
10-year/since
inception periods for the period ended December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expense and fees and expenses that are paid by each Pooled Separate Account as indicated in the “Fee table” in this prospectus as Investment Management & Accounting Fee and Direct Operating and other expenses. This performance does not reflect the contract transaction expenses, Portfolio expenses, or optional benefit expenses.
Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)

27.43% 2Q 2020	-20.96% 2Q 2022

Average Annual Total Returns

	One Year	Five Years	Ten Years [or life of investment]
Average Annual Total Returns	17.86%	14.64%	17.40%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap
growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book
ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced
and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objective

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Mid Cap Growth Fund by showing changes in the AllianceBernstein Mid Cap Growth Fund’s performance from year to year and by showing how the AllianceBernstein Mid Cap Growth Fund’s average annual returns for the past one-,
five-, and
10-year/since
inception periods for the period ended December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the “Fee table” in this prospectus as Investment Management & Accounting Fee and Direct Operating and other expenses. This performance does not reflect the contract transaction expenses, Portfolio expenses, or optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)

30.89% 2Q 2020	-19.92% 2Q 2022
Average Annual Total Returns

	One Year	Five Years	Ten Years [or life of investment]
Average Annual Total Returns	7.62%	5.52%	12.94%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	8.66%	6.65%	12.49%

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may be invested more than 25% in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Investment adviser of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

The Board of Directors of Equitable has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Equitable does not act as an investment adviser to the Funds. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The aggregate fees paid to AllianceBernstein as a percentage of net assets in 2025 for the AllianceBernstein Balanced Fund was 0.50%; for AllianceBernstein Common Stock Fund was 0.08%; and for AllianceBernstein Mid Cap Growth Fund was 0.50%. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Matthew Sheridan	Portfolio Manager at AllianceBernstein since 1998
AllianceBernstein Common Stock Fund	Geoff Tomlinson	Portfolio Manager at AllianceBernstein since 2021
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
AllianceBernstein Mid Cap Growth Fund	Samantha Lau	Portfolio Manager at AllianceBernstein since 2022

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.

As of December 31, 2025, AllianceBernstein had total assets under management of approximately $867 billion. AllianceBernstein’s main office is located at 501 Commerce Street, Nashville, TN 37203.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI.

Principal Risks of investing in the Pooled Separate Accounts

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds.

Risk factors — AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Common stock.
Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller-sized companies.
The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Non-equity
securities.
Investing in
non-equity
securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund’s holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund’s units, but will not affect the income received from the Fund’s current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing.
Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund’s foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities.
Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted
securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Risks of investment strategies.
Due to the AllianceBernstein Mid Cap Growth Fund’s aggressive investment policies, this

Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Risks associated with the AllianceBernstein Common Stock Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error.” The Fund attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Risks associated with the AllianceBernstein Balanced Fund

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.

The investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be changed without the approval of shareholders.

Variable Investment Options investing in Portfolios of the Trust

The variable investment options of Separate Account No. 66 invest in corresponding portfolios of EQ Advisors Trust. Contract value allocated to one of those variable investment options will vary based on the investment performance of the underlying Portfolio in which the variable investment option invests. There is a risk of loss of the entire amount invested.

Information regarding each of the currently available portfolios, their type, their investment advisor(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to this prospectus. See Appendix: “Investment Options Available Under the Contract.”

Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of customer service representatives at 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146682.

Portfolios of the Trust

We offer an affiliated Trust, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Advisors Trust. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts. Additionally, you will pay a 0.05% platform charge on variable investment options investing in EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating Program contributions” in “RIA” for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy. Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. See also Appendix: “Investment Options Available Under the Contract” for more information.
Certain other Portfolios may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above.
Please see the Portfolio prospectuses for more information in general, as well as more information about the Portfolio’s objective, strategies, and volatility management techniques.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses.

This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all participants invested in that Portfolio:

(a)
By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)
By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by participants who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all participants who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some participants may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a participant (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Fixed investment options

Information regarding each currently offered fixed option, including its name, its term and its minimum guaranteed interest rate is available in an appendix to this prospectus. See Appendix: “Investment Options Available Under the Contract.”

Guaranteed interest option

The guaranteed interest option is a fixed option that is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information” in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

Current and minimum interest rates

Except as described below, the “current rate” is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare “minimum rates” for the next two calendar years. The minimum interest rates will never be lower than 4%.

The current interest rate for 2026 and the minimum interest rates for 2027 and 2028 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2027 and the minimum rates effective for calendar year 2028 and 2029 will be declared in December 2026.

Classes of employer plans

We assigned an employer plan to a “class” of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.
Revised interest rates

All of the following conditions must exist for us to declare a revised rate:

•	on the date of the allocation, the “current” guaranteed interest rate with respect to the employer plan’s guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

•	prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

2.
Benefits Available Under the Contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/ Limitations
Death Benefit	Beneficiaries will receive a benefit under the terms of the employer plan based on the participant’s account value under the contract.	Standard	No additional charge	• RIA does not have a separate death benefit provision. • Any death benefits are provided in accordance with the employer plan.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/Limitations
Participant Recordkeeping Services	Includes participant-level recordkeeping and making benefit payments.	Optional	$25 per plan participant
•
The contract must include the guaranteed interest option in the investment options if the employer selects participant recordkeeping services.
•
Although this option applies to contracts if the employer previously elected the option, employers that did not previously elect the option may no longer do so.
•
If an employer has chosen this service, all participants must be enrolled and pay the annual fee.

Participant Loans	Loans may be available to participants	Optional	1% of loan amount plus interest that may be charged by your employer plan
•
Not all employer plans will offer loans.
•
Loans are subject to restrictions under federal tax rules and ERISA.
•
The minimum loan amount is $1000 and the maximum loan amount is 90% of the balances attributable to the plan participant subject to federal tax rules.
•
If a participant fails to repay a loan when due the amount of the unpaid balance may be treated as a withdrawal and as such, be subject to taxes, additional penalty taxes, and a CWC if applicable.

Participant Recordkeeping Services

Services provided.
If your employer elected the participant recordkeeping services program (“PRS”), we:

•	establish an individual participant account for each participant covered by your employer’s plan based on data your employer provides;

•	receive and deposit contributions on behalf of participants to individual participant accounts;

•	maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan;

•	provide to your employer individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and

•	process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as your employer instructs.

Your employer is responsible for providing the Company with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information your employer provides is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

The Company does not keep records or provide individual reports for individual participants for plans that do not elect PRS.

Investment options.
Your employer must include the guaranteed interest option in the investment options.

Fees.
We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days’ notice to the employer. See “Charges and expenses” in this prospectus.

Enrollment.
Enrollment of your plan in PRS is no longer available.

Participant Loans

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator’s responsibility to administer the loan program.

The following are important features of the RIA loan provision:

•	We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Pooled Separate Accounts or the variable investment options to the guaranteed interest option.

•	The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

•	Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

•	Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Pooled Separate Accounts or the variable investment options for loan purposes may be moved back to a Pooled Separate Account or the variable investment option.

•	We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due, and taxes and additional penalty taxes may also apply. See “Charges and expenses” in this prospectus.

•	The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant, subject to the maximum loan amount permitted by the employer’s plan and the Code.

•	On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see “Charges and expenses” in this prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding but the plan administrator may charge interest on the loan amount at a rate they set. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

•	Amounts borrowed from your contract do not participate in separate account investment experience and therefore, loans can affect the account value whether or not you repay the loan. The account value when you surrender, die, or terminate your contract will be reduced by the amount of any outstanding loan plus accrued interest.

•	The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See “Charges and expenses” in this prospectus.

3.
Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks Associated with Variable Investment Options
and Pooled Separate Accounts

You take all the investment risk for amounts allocated to one or more of the investment options. If the investment options you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the investment options in which you invest. We do not guarantee the investment results of any investment option. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected investment option, each of which has its own unique risks. You should review the variable investment options and Pooled Separate Accounts before making an investment decision.

Insurance Company Risk

No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract, including amounts allocated to the guaranteed interest option. The general obligations and any guaranteed interest option under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible Fees on Access to Account Value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences you may incur fees for accessing your account value such as a withdrawal charge and/or a charge for any optional benefits, if applicable.

Limitations on Access to Account Value Through Withdrawals

We may impose a contingent withdrawal charge (“CWC”) against withdrawals made from any of the Pooled Separate Accounts, Variable Investment options or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. Withdrawals are generally subject to federal and state income tax, and may be subject to tax penalties if taken before age 59 1/2. Additionally, there could be a delay in withdrawals from the guaranteed interest option of up to 5 years.
Possible Adverse Tax Consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of plan. We cannot provide detailed information on all tax aspects of the contract. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of Loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk Associated with Taking a Loan

Loans will decrease your account value and death benefit, and loaned amounts will not participate in the investment experience of your investment options. There may be adverse tax consequences associated with taking a loan from your contract.

Contract Changes Risk

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options. We reserve the right, subject to compliance with laws that apply, to remove variable investment options from the Separate Account, to combine any two or more variable investment options, to restrict or eliminate any voting rights as to the Separate Account, to limit or terminate contributions or transfers into any of the variable investment options, and to limit the number of variable investment options you may select.

You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this prospectus.

Business disruption, cybersecurity, and artificial intelligence (“AI”) technologies risks

We rely heavily on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. Cyberattacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks). Cybersecurity risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), other operational disruption and unauthorized release, use or abuse of confidential customer information. The risk of cyberattacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyberattacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values and unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

The development and deployment of AI tools and technologies, including generative AI, and its use and anticipated use by us or by third parties on whom we rely, may increase our existing operational risks or create new operational risks that we are not currently anticipating. AI and generative AI may be misused by us or by third parties upon which we rely, and that risk is increased by the relative newness of the technology, the speed at which it is being adopted, and the uncertain and evolving policy and regulatory landscape governing its use. Such misuse could expose us to legal or regulatory risk. Because the generative AI technology is so new, many of the potential risks of generative AI are currently unknowable.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, the occurrence of any storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts or any other event, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic such as COVID-19, could result in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, which could likewise result in interruptions in our service. This could interfere with our processing of contract transactions, including processing orders from owners and orders with the underlying funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect our service providers and intermediaries, the underlying funds and issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

4.
How we value your account value

For the variable investment options or Pooled Separate Accounts.
 When you invest in a variable investment option or Pooled Separate Account, your contribution or transfer purchases “units” of that variable investment option or Pooled Separate Account. The unit value on any day reflects the value of the variable investment options or Pooled Separate Account’s investments for the day and the charges and expenses we deduct from the variable investment option or Pooled Separate Account. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the variable investment option or Pooled Separate Account as of the close of business on the day we receive your contribution or transfer instruction.

Generally, our “business day” is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.

On any given day, your account value in any variable investment option or Pooled Separate Account equals the number of the variable investment option’s or Pooled Separate Account’s units credited to your account, adjusted for any variable investment option’s or Pooled Separate Account’s units cancelled from your account, multiplied by that day’s value for one variable investment option or Pooled Separate Account unit. In order to take deductions from any variable investment option or Pooled Separate Account, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your variable investment option or Pooled Separate Account units of any variable investment option or Pooled Separate Account does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that variable investment option or Pooled Separate Account.

For the guaranteed interest option.
The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less (i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

How we determine the unit value

When contributions are invested in the variable investment options or Pooled Separate Accounts, the number of units outstanding attributable to each variable investment option or Pooled Separate Account is correspondingly increased; and when amounts are withdrawn from one of these variable investment options or Pooled Separate Accounts, the number of units outstanding attributable to that variable investment option or Pooled Separate Account is correspondingly decreased.
For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Pooled Separate Accounts, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Pooled Separate Accounts by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

•	First, we take the value of the Pooled Separate Account’s assets at the close of business on the preceding business day.

•	Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Pooled Separate Account during the business day for which the net investment factor is being determined.

•	Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Pooled Separate Account during that business day.

•	Finally, we divide this amount by the value of the Pooled Separate Account’s assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Pooled Separate Accounts.

For a variable investment option of Separate Account No. 66, the unit values reflect investment performance and investment management and other expenses of the Portfolios. The unit value for any business day together with any preceding non-business
days (“valuation period”) is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that variable investment option for that valuation period. The net investment factor for a valuation period is:

(	a	)	– c
b

where:

(a)
is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment option for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)
is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)	is the daily Platform Charge, equal to an annual rate of 0.05%, multiplied by the number of calendar days in the valuation period.

How we value the assets of the Pooled Separate Accounts

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

•	Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•	Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter
or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•	Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•	Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market
to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

5.
Transferring your money among investment options

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters (“transfer period”).

Participant-directed plans
. Under these plans, the contract owner has instructed us to accept the plan trustee’s allocations that are in accordance with the plan participants’ directions. If the employer elects to fund the employer plan with the guaranteed interest option and the variable investment options investing in the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Portfolio, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services (“PRS”), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant’s behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the variable investment options and Pooled Separate Accounts up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in “Optional participant recordkeeping services” in this prospectus.
If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the variable investment options and Pooled Separate Accounts up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

Trustee-directed plans
. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the variable investment options or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the variable investment options or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of
small-and
mid-capitalization
companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and
mid-capitalization
companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of EQ Advisors Trust (the “trust”). The trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trust currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. The trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews participant’s trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trust had not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trust to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trust will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6.
Benefit Payment Options

Choosing benefit payment options

RIA offers a variety of benefit payment options, subject to the provisions of an employer’s plan. The earliest and latest dates that you may begin benefit payments are determined by your employer plan. Plan participants will not be able to make transfers, change annuity options, or withdraw account value after the benefit payments begin. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more of the following forms of distribution:

•	purchase of one of our annuities;

•	lump sum distribution;

•	use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

•	permitted cash withdrawals.

Subject to the provisions of your plan, you can currently choose from among the payout options listed below, with payments made on a monthly basis.

Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity • Qualified joint and survivor annuity

•	Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment. If you die after you select this payout option and before benefit payments begin, then the beneficiary will not receive any payment. Generally, unless you elect otherwise, this will be the form of annuity payment.

•	Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time (“period certain”) of usually 5, 10, 15, or 20 years, payments continue to the beneficiary for the balance of the period certain, subject to required minimum distribution rules. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.
•	Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered, subject to required minimum distribution rules.

•	Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy and will be subject to required minimum distribution rules. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments.

•	Qualified joint and survivor life annuity: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant’s death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, only one payment will be made if both the annuitant and the spouse die after that payment. And, if both the annuitant and the spouse die after this payout option is selected and before benefit payments begin, then the beneficiary will not receive any payment.

All of the forms outlined above (with the exception of the period certain annuity and the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The amount of the annuity payments will be less with a longer certain period of a life contingent annuity, and will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors.

As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the account value used to purchase an annuity.

If we are offering non-life contingent forms of annuities, any applicable withdrawal charge will apply.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant
basis, except for employer plans using the PRS discussed in “Optional participant recordkeeping services” in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting.

RIA does not have separate disability provisions. All disability benefits are provided in accordance with the employer plan.

7.
RIA

This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored
treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.

RIA consists of two group annuity contracts (“contracts”) issued by the Company, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services (“PRS”) agreement.

Our service consultants are available to answer employer questions about RIA. Please contact us by using the telephone number or addresses listed under “How to reach us –
Information on joining RIA
“ in this prospectus.

Summary of plan choices of RIA

RIA is used:

•	as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an “exclusive funding employer plan”; or

•	as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a “partial funding employer plan.” We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give the employer advance notice of any such changes.

The employer has the choice of using RIA with two types of plans. The employer may use RIA for:

•	participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or
•	trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

Making the right choices for the employer plan depends on the employers own set of circumstances. We recommend that the employer review all contracts and trust, participation and related agreements with their legal and tax counsel.

How to make contributions

Regular contributions.
Contributions may be made by check or by wire transfer. All contributions should be sent to the address indicated based on mailing method under “For contributions checks only” in “How to reach us” in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to the Company (for subsequent contributions please write your contract number on the check). Third-party checks are not acceptable, except for roll-over contributions, tax-free
exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them.
Contributions are only accepted from the employer or plan trustee.
Participants cannot send contributions directly to the company.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

Selecting investment options

Your employer can select from the investment options available under the contracts. The maximum number of active options your employer may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor (“DOL”) Section 404(c) regulations.

Generally, for participant-directed plans, if the employer intend for the employer plan to comply with ERISA Section 404(c), you should, among other things:

•	select the EQ/Money Market Portfolio if the employer selects any of the EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, or EQ/Core Plus Bond Portfolios; or

•	select the guaranteed interest option if the employer does not select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Plus Bond or EQ/AB Small Cap Growth Portfolios.

If the employer selects any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Portfolios and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.

Allocating program contributions

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

8.
Withdrawals

Keep in mind two sets of rules when considering withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

You may take partial withdrawals from your contract at any time. There is no minimum withdrawal amount. You can also surrender your contract at any time. Withdrawals reduce your account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Unless you specify otherwise, withdrawals will be taken from the investment options in your account pro rata. Additionally, withdrawals may reduce any death benefit provided by your plan.

Moreover, withdrawals under a tax qualified retirement plan are subject to complicated legal requirements. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Withdrawals may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See “Charges and expenses” in this prospectus.

Amounts in the Investment Options and Pooled Separate Accounts.
These are generally available for withdrawal at any time, subject to the provisions of your plan. See “When we pay proceeds” in this prospectus.
Amounts in the guaranteed interest option.
These are generally available for withdrawal at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.
ILLUSTRATION OF DEFERRED PAYOUT PROVISION

Transaction Date		End of Year 1		End of Year 2		End of Year 3		End of Year 4		End of Year 5

Guaranteed Interest Option		Balance 1		Balance 2		Balance 3		Balance 4		Balance 5
Plan Assets		+ Interest		+ Interest		+ Interest		+ Interest		+ Interest
– Withdrawal Charge		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee
Distribution Amount 1		Distribution Amount 2		Distribution Amount 3		Distribution Amount 4		Distribution Amount 5		Final Distribution
Dist. Amt. 1	= 1st Payment	Dist. Amt. 2	= 2nd Payment	Dist. Amt. 3	= 3rd Payment	Dist. Amt. 4	= 4th Payment	Dist. Amt. 5	= 5th Payment
6		5		4		3		2

Dist. Amount 1		Dist. Amount 2		Dist. Amount 3		Dist. Amount 4		Dist. Amount 5
– 1st Payment		– 2nd Payment		– 3rd Payment		– 4th Payment		– 5th Payment
Balance 1	→	Balance	→	Balance	→	Balance	→	Balance	→

9.
Charges and expenses

You will incur two general types of charges under RIA:

(1)
Charges reflected as reductions in the unit values of the Pooled Separate Accounts and the variable investment options which are recorded as expenses of the Pooled Separate Account and the variable investment option. These charges apply to all amounts invested in RIA, except amounts in the guaranteed interest account.

(2)
Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Pooled Separate Accounts and the variable investment options and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

Contingent withdrawal charge
(Reduces the number of units and the dollars in the guaranteed interest account)

We may impose a contingent withdrawal charge (“CWC”) against withdrawals made from any of the Pooled Separate Accounts and the variable investment options or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is deducted from the remaining account value, pro rata from the investment options, and reduces the number of units and the dollars in the guaranteed interest account. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan’s participation in RIA or (ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service (“IRS”) or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer’s merger with another company, (ii) the sale of the employer or (iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan’s participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of the Company agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service
withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan’s assets for purposes of assessing the CWC.

Withdrawal in Participation Years	Contingent Withdrawal Charge
1 or 2	6% of Amount Withdrawn
3 or 4	5%
5 or 6	4%
7 or 8	3%
9	2%
10 and later	0%

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1.	as the result of the retirement, death or disability of a participant;

2.	as the result of a participant’s separation from service as defined under Section 402(d)(4)(A) of the Code;

3.	in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4.	as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5.	as a hardship withdrawal pursuant to Section 401(k) of the Code;

6.
pursuant to a qualified domestic relations order (“QDRO”) under Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7.	as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8.
as a result of an
in-service
withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, the Company reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

Annuity administrative charge

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month’s annuity payment.

Loan fee

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made. The loan fee is paid as consideration to the Company for setting up the loan. There may also be interest charged on plan loans. The interest rate is charged and determined by the plan administrator.

Ongoing operations fee
(Reduces the number of units and the dollars in the guaranteed interest account)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless the employer makes other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month. For plans that have the participant record keeping optional benefit, the plan level fee is assessed to individual participant accounts on a pro rata basis.

Set forth below is the rate schedule for employer plans:

Combined balance of investment options	Monthly Rate
First $ 150,000	1/12 of 1.25%
Next $ 350,000	1/12 of 1.00%
Next $ 500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

Platform charge for certain of the Variable Investment Options of Separate Account No. 66
(Reflected in the unit values)

We make a daily charge at an annual rate of 0.05% of the assets invested in the EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality
Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index, and EQ/Money Market Portfolios to make these Portfolios available under the contract. The charge is designed to reimburse us for our costs in providing administrative services in connection with these portfolios.

Investment management and accounting fees
(Reflected in the unit values)

The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the “Fee table” represent the fees incurred by the Funds during the fiscal year ended December 31, 2025. The fees may be higher or lower each year.

Direct Operating and Other Expenses
(Reflected in the unit values)

In addition to the investment management and accounting fees mentioned above, the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the “Fee table” represent the fees incurred by the Funds during the fiscal year ended December 31, 2025. The fees may be higher or lower each year.

Participant recordkeeping services charge

The PRS is an optional service. If your employer elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless the employer makes other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants’ individual account balances with the entire amount of the employer plan where we do not maintain individual account balances. The Company does not keep records or provide individual reports for individual participants for plans that do not elect PRS.

Other billing arrangements

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between the Company and the employer.

Annual portfolio operating expenses
(Indirect expenses borne by the variable investment option)

The variable investment options that invest in portfolios of the Trust is indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios.

The Trust deducts the following types of fees and expenses:

•	Investment management fees.

•	12b-1 fees (see “More information” in this prospectus).

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

General information on fees and charges

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine
administrative services and for newly scheduled services not presently contemplated under the contracts.

10.
Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for
tax-favored
treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

•	participation, vesting and funding;

•	nondiscrimination;

•	limits on contributions and benefits;

•	distributions;

•	penalties;

•	duties of fiduciaries;

•	prohibited transactions; and

•	withholding, reporting and disclosure.

It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified
retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified
retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts. The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) and the SECURE 2.0 Act of 2022 (“SECURE 2.0”) made significant changes to tax-qualified retirement plans. Please consult your tax adviser regarding how these changes impact you and your plan.

Certain tax advantages of
tax-qualified
retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for
non-U.S.
tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity’s features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out
options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select. The terms of your plan may limit the rights otherwise available under the contract.

Tax aspects of contributions to a plan

Corporations, partnerships and self-employed individuals can establish qualified plans for working owners and employees who participate in the plan. Both employer and employee contributions to these plans are subject to a variety of limitations under the Code. There are limits to how much employers and employees can contribute to a plan each year which may be adjusted annually for cost of living. The limits differ depending on the type of plan. See your tax adviser for more information. Violation of contribution limits may result in plan disqualification and/or imposition of monetary penalties.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Lifetime required minimum distributions from your plan must start for the year in which you attain the applicable RMD age as defined under federal tax law. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 73 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70 ½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1st following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working.

Income taxation of distributions to qualified plan participants

In this section, the word “you” refers to the plan participant. Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax
contributions, if any, are not taxed when distributed. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as “designated Roth contributions”, which are made on a post-tax
basis to the 401(k) arrangement. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance will be needed to properly administer this option. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free.
We do not accept designated Roth contributions to this contract.

Eligible rollover distributions
. Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer
Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59
1
⁄
2
may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. If the plan permits, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. SECURE 2.0 also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal
death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The IRS has issued ordering rules and related guidance on allocation between pre-tax
and
post-tax
amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the
pre-tax
amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax
amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax
amount is to be allocated among the plans.

If the
pre-tax
amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax
amount is next assigned to any
60-day
rollovers up to the amount of the
60-day
rollovers.

Please note that the recipient is responsible for the tax treatment of
60-day
rollovers and that our information report on Form
1099-R
will reflect distribution to the recipient and any

required 20% withholding. The guidance further indicates that any remaining pre-tax
amount after assignment of the
pre-tax
amount to direct rollovers and
60-day
rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax
amount assigned or allocated to the plan, the excess is a
post-tax
amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax
and
post-tax
amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax
and $20,000 of which is attributable to
non-Roth
post-tax
contributions, the participant could choose to allocate the distribution so that the entire pre-tax
amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth
post-tax
contributions could be rolled over to a Roth IRA.

Annuity or installment payments.
Each payment you receive is ordinary income for tax purposes, except where you have a “cost basis” in the benefit. Your cost basis is equal to the amount of your post-tax
employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. The non-taxable
portion of each payment is calculated by dividing your cost basis in the contract by the total number of anticipated monthly payments. The balance of each payment is fully taxable. The full amount of the payments received after your cost-basis in the contract is recovered is fully taxable. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service
withdrawals.
Some plans allow
in-service
withdrawals of
post-tax
contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January
1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply. Plans may allow other in-service distribution options as permitted under federal tax rules.

Premature distributions.
You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59
1
⁄
2
unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan. Some of the exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. SECURE 2.0 added new exceptions to the 10% early distribution penalty. See IRS Form 5329 for more information on the additional 10% tax penalty.

Mandatory cashouts.
The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Tax Withholding.
In almost all cases, 20% mandatory income tax withholding will apply to all “eligible rollover distributions” that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution.

Payments to a beneficiary after your death.
Death benefit distributions from an employer plan generally receive the same tax treatment as distributions during your lifetime.

Required minimum distribution payments after you die

Lifetime required minimum distributions to you must start no later than your “Required Beginning Date,” which is April 1 st
of the calendar year after the calendar year in which you turn the applicable RMD age or retire if you are eligible for the delayed start rule. Required minimum distribution payments after you die vary, depending on the status of your beneficiary (individual or entity) and when you die. The Secure Act significantly amended the post-death required minimum distribution rules for defined contribution plans with respect to distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December
31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must generally be distributed within 10 years in accordance with federal tax rules. If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. It is the beneficiary’s responsibility to calculate and satisfy the required minimum distribution rules. Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.
 An individual beneficiary under a defined contribution plan who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death.

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years in accordance with federal tax rules.

Different post-death required minimum distribution rules apply to defined benefit plans. An individual beneficiary under a defined benefit plan, regardless of his or her EDB status, is able to take post-death required minimum distribution payments over the beneficiary’s life expectancy, subject to the terms of the plan. If you die after your Required Beginning Date, the rules permit any individual beneficiary under a defined benefit plan to elect instead to apply the
“5-year
rule,” described below under
“Non-individual
beneficiary.”

Spousal beneficiary.
If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Effective beginning after 2023, your spouse may elect to have RMDs determined using the Uniform Lifetime Table and, if applicable, may delay starting payments over his/her life or life expectancy period until the year in which you would have attained the applicable RMD age. Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan. If your spouse beneficiary is subject to the 10 year rule and wants to roll over the death benefit in or after the calendar year in which the surviving spouse attains the applicable RMD age, the spouse may not roll over a “hypothetical RMD” amount. To determine the “hypothetical RMD” amount, qualified legal and tax advisers should be consulted.

Non-individual
beneficiary

Pre-January
1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a nonindividual such as your estate, the
“5-year
rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual
such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Additional Changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse
beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases, a
“see-through”
trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary will trigger the
“10-year”
distribution period. Prior to 2019, for example, if an individual beneficiary who had a
20-year
life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the
remaining interest must be distributed within 10 years in accordance with federal tax rules.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Pooled Separate Accounts and variable investment options that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Pooled Separate Accounts and variable investment options and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Pooled Separate Accounts and variable investment options. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Pooled Separate Accounts and variable investment options (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan’s sponsor to meet the requirement of Section 404(c), it is the plan’s sponsor’s responsibility to comply with the requirements of the regulation. The Company and its agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

11.
More information

About program changes or terminations

Amendments.
The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

Termination.
We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between the Company and the employer if the plan fails to maintain minimum amounts of funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to the Company in connection with the employer plan’s participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS disqualification

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

About the separate accounts

Each Pooled Separate Account and variable investment option is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our separate accounts for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. Income, gains, and losses credited to, or charged against, each separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the separate accounts as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the variable investment options offered under the contract, in 1997. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the separate accounts are subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s shares are purchased by Separate Account No. 66.

About the Trust

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as
“open-end
management investment company,” more commonly called mutual funds. The Trust issues different shares relating to each portfolio. Equitable Investment Management Group, LLC (Equitable IMG) serves as the investment adviser of the Trust. As such, Equitable IMG oversees the activities of the investment advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those advisers.

The Trust does not impose sales charges or “loads” for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees serves for the benefit of the Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, which are available upon request. See also Appendix: “Investment Options Available Under the Contract.”

About the general account

Our general obligations under the contract, including those that apply to the guaranteed interest option, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the separate accounts.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

The disclosure, however, with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

When we pay proceeds

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Pooled Separate Accounts and the variable investment options for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,
(2)
the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s or a Pooled Separate Account’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options and Pooled Separate Accounts.

We may also defer withdrawals from the guaranteed interest option in installments in order to protect the interests of the other contract holders in the guaranteed interest option.

When transaction requests are effective

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

Voting rights

No voting rights apply to the separate account, Pooled Separate Accounts, or to the guaranteed interest option. We do, however, have the right to vote shares of the Trust held by the variable investment options.

If the Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trust allocated to the corresponding variable investment options in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter’s interest in the variable investment options holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to the Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners or participants may determine the outcome of a vote.

The Trust sell its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Advisors Trust also sell its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners and participants arising out of these arrangements. However, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners and participants, we will see to it that appropriate action is taken to do so.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s or participant’s interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the ability of the principal underwriter (if applicable) or Pooled Separate Account investment advisers to perform their contracts under RIA.

Financial statements

The financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled), and Separate Account No. 66, as well as financial statements and supplemental schedules of the Company, are incorporated by reference in the SAI. The financial statements and supplemental schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-877-522-5035.

About the trustee

As trustee, Benefit Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

Reports we provide and available information

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and in the variable investment options credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Pooled Separate Accounts and the Portfolios and a list of each Pooled Separate Account’s or Trust’s portfolio securities.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance and responsibilities

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than the Company’s.
We are not liable to any employer, trustee or employer plan for any damages arising from or in connection with any plan administration services performed or agreed to be performed by a financial professional.

About registered units

This prospectus relates to our offering of units of interest in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and in the separate account that offers the variable investment options that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such “registered units,” as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, “corporate plans”). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

Assignment and creditors’ claims

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

Distribution of the contracts

The contracts are distributed by Equitable Advisors. Equitable Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and 66. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company. Equitable Advisors is under the common control of Equitable Holdings, Inc. Its principal business address is 1345 Avenue of the Americas, New York, NY 10105. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Equitable Advisors is also a distributor for other life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

The Company pays compensation to Equitable Advisors based on contracts sold. The Company may also make additional payments to Equitable Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to Equitable Advisors are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” in this prospectus.

Equitable Advisors Compensation.
The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 6.0% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional servicing the contract. The compensation paid by Equitable Advisors varies among financial professionals. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash
compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.
In connection with the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. We also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Commissions and service fees we pay

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in “Charges and expenses” in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us.

While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

Certain retirement plans that use RIA may allow employer plan assets to be used in part to buy life insurance policies rather than applying all of the contributions to RIA.
Financial professionals will receive commissions on any such insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

Appendix: Investment Options Available Under the Contract

Variable investment options

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146682. You can also request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.
The availability of Portfolios will vary by employer,
and you should refer to your plan documents for a list of available Portfolios.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. The table does show the contract’s Platform Charge, but the Platform Charge is not reflected in the current expenses or average annual total returns of the portfolios. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2025)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	1290 VT Small Cap Value — Equitable Investment Management Group, LLC (“EIMG”); BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.23%	^	6.11%	13.44%	11.19%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.95%	^	19.83%	13.80%	15.00%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.53%	-0.74%	2.16%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.53%	^	17.24%	13.79%	14.16%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.08%	^	19.14%	8.33%	9.47%
Fixed Income	EQ/Intermediate Government Bond(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	5.51%	0.30%	1.14%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	31.53%	9.91%	8.07%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.04%		26.66%	7.75%	6.77%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		10.88%	12.03%	12.83%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		11.06%	11.64%	15.01%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		4.98%	7.62%	8.20%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.83%		6.29%	-0.17%	1.31%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%		11.01%	8.65%	8.47%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23%	^	25.87%	12.46%	19.41%

^	This Portfolio’s annual expenses reflect temporary fee reductions.

†
EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*
The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)
Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser
to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Fixed investment options

The following is a list of fixed investment options currently available under the Contract. We may change the features of the fixed investment option listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

See “Fixed investment option” in “RIA Investment options” in the prospectus for a description of the Fixed investment option features.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteedinterest option	1/1/2026 – 12/31/2027	4.00%

Retirement Investment Account
®

Issued by

Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Retirement Investment Account
®
, the Company, AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the “Pooled Separate Accounts”), and Separate Account No. 66. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-877-522-5035. The SAI is also available at our website, www.equitable.com/ICSR#EQH146682.

Reports and other information about the Company, the Pooled Separate Accounts, and Separate Account No. 66 are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000050403, C000050406, C000050395 and C000050399

Supplement dated May 1, 2026, to Prospectus dated May 1, 2026

MEMBERS RETIREMENT PROGRAMS

funded under contracts with

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1345 Avenue of the Americas, New York, New York 10105

Toll-Free Telephone 800-223-5790

VARIABLE ANNUITY BENEFITS

This Prospectus Supplement should be read and retained for

future reference by Participants in the Members Retirement

Programs who are considering variable

annuity payment benefits after retirement.
Both the Prospectus and statement of additional
information are hereby incorporated by reference.

This Prospectus Supplement is not authorized for

distribution unless accompanied or preceded by

the Prospectus dated May 1, 2026, for the

appropriate Members Retirement Program.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

#67616

RETIREMENT BENEFITS

When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form, subject to required minimum distribution rules. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election. Legislation enacted at the end of 2019 which was effective January 1, 2020 significantly amends the required minimum distribution rules, and it may restrict the availability of payment options depending on the beneficiary.

Life Annuity — annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

Life Annuity Period Certain — an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5 or 10 years; the longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity — Period Certain — an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5 or 10 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the “Fund”), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.

2

Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.

First Business Day of	Annuity Unit Value
October 2006	$6.9450
October 2007	$7.9366
October 2008	$6.4923
October 2009	$5.1077
October 2010	$5.3931
October 2011	$6.09800
October 2012	$6.9849
October 2013	$7.7367
October 2014	$9.1963
October 2015	$8.8121
October 2016	$9.4585
October 2017	$10.8144
October 2018	$12.9572
October 2019	$12.6487
October 2020	$17.6505
October 2021	$21.1823
October 2022	$16.1928
October 2023	$18.6417
October 2024	$22.2885
October 2025	$26.3872

THE FUND

The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2026, prospectus and the Statement of Additional Information.

INVESTMENT MANAGER

The Company’s Board of Directors has delegated responsibility to a committee to authorize or approve investments in the Fund. That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Fund. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Fund and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

3

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of Equitable Financial Life Insurance Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

As of December 31, 2025, AllianceBernstein had total assets under management of $867 billion. AllianceBernstein’s main office is located at 501 Commerce Street, Nashville, TN 37203.

Fund Transactions

The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/Equitable Financial Life Insurance Company and receive commissions paid by the Fund. For 2025, 2024 and 2023, the Fund paid $1,245, $1,480 and $1,100, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2026 Statement of Additional Information.

4

Members Retirement Program

Statement of Additional Information dated

May 1, 2026

Equitable Financial Life Insurance Company

Separate Account No. 66

Separate Account No. 3

Separate Account No. 4

Separate Account No. 10

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. You should read this SAI in conjunction with the Company’s prospectus dated May 1, 2026, for the Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Financial Life Insurance Company at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2026, to which this SAI relates.

Copyright 2026 by Equitable Financial Life Insurance Company,

1345 Avenue of the Americas, New York, New York 10105.

All rights reserved.

#55816

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”,”our” and “us”), a New York stock life insurance corporation organized in 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed under your contract.

Funding of the Program

The Program is primarily funded through a group annuity contract issued by the Company. The Trustee holds the contract for the benefit of employers and participants in the Program.

Your responsibilities as employer

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

•	sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding to us and, when required signing, all the forms your employees are required to submit;

•	distributing summary plan descriptions, summary annual reports, fee disclosure documents, qualified default investment alternative notice, and other annual notices as required;

•	distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

•	filing an annual information return for your plan with the Department of Labor, or Internal Revenue Service if required;

•	providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

•	determining the amount of all contributions for each participant in the plan;

•	forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.
•	selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

•	providing us with written instructions for allocating amounts in the plan’s forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Retirement Plan Account Manager at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

Procedures for withdrawals, distributions and transfers

Pre-retirement withdrawals. Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1⁄2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1⁄2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1⁄2, you may withdraw amounts on account of financial hardship within the meaning of applicable income tax regulations, if the employer has elected this option on its adoption agreement. The employer also elects the sources available for withdrawal and other provisions related to hardship distributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance). Your plan may allow other in-service distribution options as permitted under federal tax rules. If your employer terminates the plan, all amounts may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ‘‘Tax information’’ in the prospectus. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ‘‘designated Roth contributions’’, which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ‘‘Benefit Distributions’’ discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

2

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

Benefit distributions. In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan’s trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan’s trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Retirement Plan Account Manager can provide you or your employer with information.

Mandatory cashouts. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Death benefits. If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, unless otherwise elected on the adoption agreement, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant’s surviving children. If the participant has no surviving children, the participant’s vested benefit will be paid to the participant’s estate.

Eligible rollover distributions and federal income tax withholding.

All ‘‘eligible rollover distributions’’ are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

An ‘‘eligible rollover distribution’’ is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary subject to required minimum distribution rules, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

•	hardship withdrawals;

•	certain corrective distributions under Code Section 401(k) plans;

•	loans that are treated as distributions;

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse;

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse;

•	a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

•	required minimum distributions under Code Section 401(a)(9).

If the plan permits, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. SECURE 2.0 also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan.

If we make a distribution to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ‘‘eligible rollover distribution,’’ we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

3

Distributions applicable to GIO upon plan termination or owner termination of contract. In the event of Plan termination or Owner termination of participation in the Contract, withdrawals from the GIO and any Benefit Distributions will be available and paid in accordance with the terms of the Contract (including applicable riders). Please see the Contract (including applicable riders) for information.

Plan-initiated withdrawals and the market value adjustment. The Market Value Adjustment only applies to certain withdrawals from the GIO that may occur if (1) the Plan terminates, in whole or in part, without immediate establishment of a successor plan sponsored by the Employer or (2) the Owner terminates its participation in the contract. Except as described below, we will generally pay such post-termination withdrawals in annual installments over a five-year period, and those withdrawals will not be subject to any Market Value Adjustment.

A Market Value Adjustment will apply only when, following a termination described in clause (1) or (2) above, we (a) elect to pay any amount withdrawn from the Guaranteed Interest Option in a single lump sum in lieu of installment payments (in which case the MVA cannot exceed 7%) or (b) agree, in our discretion, to make such a single lump sum payment in lieu of installment payments at the request of the Owner (if clause (1) applies) or the Employer (if clause (2) applies). Absent such a request, however, we generally do not have the right to elect to make such a single lump sum payment unless the aggregate amount held in the GIO with respect to the plan is less than $1,000,000.

After any applicable Market Value Adjustment, no single lump sum payment will not be less than the sum of (a) all amounts, other than interest, allocated or transferred to the Guaranteed Interest Option with respect to the Participant and not subsequently withdrawn, transferred or deducted therefrom, and (b) interest earned on such amounts, accrued at the respective minimum guaranteed rate.

The term “Market Value Adjustment” means the greater of (A) zero, and (B) a percentage equal to:

(i)

the sum of all market value adjustments for quarterly generations in the Guaranteed Interest Option, as determined pursuant to the next paragraph, with respect to the Plan as of the “Effective Date of Withdrawal,” divided by

(ii)	the amount held in the Guaranteed Interest Option with respect to the Plan as of the Effective Date of Withdrawal.

For purposes of such calculation, the Guaranteed Interest Option will be deemed to consist of a series of quarterly generations (“QGs”), one for each calendar quarter during which the Plan participated in the Guaranteed Interest Option.

The Market Value Adjustment for each such quarterly generation is the product of (A), (B) and (C) as follows:

(A)	the amount of the Plan’s “net cash flow” in the given quarterly generation as of the Effective Date of Withdrawal;

(B)	the rate equal to

(1)	the interest rate, as of the applicable “Calculation Date,” for a five-year Treasury bond, minus
(2)

the “average interest rate,” during the calendar quarter in which such quarterly generation was first established, for five-year Treasury bonds, less up to 0.25%, subject to the following provisions of this subsection;

(C)

the fraction equal to the number of calendar days from the Effective Date of Withdrawal which occasioned this calculation to the maturity date for the given quarterly generation divided by 365. Such maturity date will be the quinquennial anniversary of the first Business Day of the given quarterly generation.

“Effective Date of Withdrawal” for this purpose means the Business Day on which we are to make payment of the requested withdrawal.

“Calculation Date” for this purpose means the Business Day on which the Company receives the Owner’s request for payment or, if that day is not a Business Day, we will use the next Business Day.

The “average interest rate” with respect to a given quarterly generation whose first Business Day was more than five years before the Calculation Date will be the average interest rate for the most recent calendar quarter whose first Business Day was a quinquennial anniversary of the first Business Day of the given quarterly generation.

The Plan’s “net cash flow” in a given quarterly generation is the sum of all allocations (including interest credited) and transfers to, minus all withdrawals, deductions and transfers from, the Guaranteed Interest Option with respect to such quarterly generation. We may, to the extent that such data are unavailable on the Calculation Date, estimate the applicable amount on the basis of appropriate historical data. The interest rate on a five-year Treasury bond will be determined by using the applicable rate of interest (on an annual effective yield basis) specified in the United States Treasury Department’s Constant Maturity Series for that date. If the interest rate associated with a five-year Treasury bond is not available in that series, the rate will be determined by linear interpolation between the next lower and next higher available maturities. The source for the United States Treasury Department’s Constant Maturity Series will be the Federal Reserve Statistical Release F.15 Bulletin. If for any reason this series is not available, the interest rate will be based on a comparable series.

We may at any time substitute a bond of different maturity for the five-year Treasury bond referred to in this subsection, provided that (i) any such change will apply only to Plans which begin participation under this Contract after such change, and (ii) such change will be made by advance written notice to the Owner. In such event, the references in this subsection to “five years” and “quinquennial anniversary” will be deemed to have been correspondingly changed.

Expressed as a formula, the Market Value Adjustment is equal to:

MVA =	Greater of zero or ($MVA) / (GIO account value on the Effective Date of Withdrawal)

4

where:

$MVA =	greater of zero or Σ QMVAs

For each quarterly generation, the QMVA can be calculated as follows:

QMVA =	(Employer plan’s Net Cash Flow in GIO) x (Calculation Date Rate – QG Average Rate) x (MVA period / 365)

Net Cash Flow:

Within a given calendar quarter, the net cash flow (at plan level) equals (a) - (b), where:

(a) = sum	of all contributions, interest credited, and transfers into the GIO; and

(b) = sum	of all withdrawals, deductions and transfers from the GIO.

In other words, Net Cash Flow equals the net change in the GIO account balance for the entire plan.

Quarterly Generation (QG):

Each calendar quarter in which a plan participates in the GIO constitutes a “quarterly generation”.

Maturity Date for a Quarterly Generation:

Each quarterly generation matures 5 years from the first Business Day of the quarterly generation, i.e., its “quinquennial anniversary”.

QG Average Rate:

The average rate of the 5-year Treasury bond during the calendar quarter beginning the 5-year period containing the time of withdrawal. The beginning of the 5-year period is either (a) the first business day of the calendar quarter of the QG, if the Calculation Date is less than 5 years from the first business day of the QG, or (b) the first business day of the most recent calendar quarter whose first business day was a quinquennial anniversary of the first business day of the QG. For example, if the withdrawal was made within the first five years after the QG, then the average rate for the calendar quarter of the QG is chosen. Similarly, if the withdrawal is made more than five years after the QG, but less than ten years after the QG, then the average rate for the calendar quarter of the QG + 5 years is chosen. The Company reserves the right to reduce the five-year bond rate by 0.25%.

Calculation Date Rate:

The 5-year treasury bond rate as of the Calculation Date.

MVA period:

The number of calendar days from the Effective Date of Withdrawal to the maturity date of the QG.

The following example illustrates a hypothetical MVA calculation:

Initial QG Calendar Quarter Beginning:	07/01/2015

Contribution:	07/15/2015

Contribution Amount:	$10,000.00

Effective Date of Withdrawal:	05/10/2017

GIO Account Value at Date of Withdrawal:	$10,995.00

Calculation Date Rate:	6.50%

QG	Net Cash Flow	QG Beginning Date	QG Average Rate	Current Maturity Date	MVA Period (days)	QMVA	QMVA Calculation
1	$10,100	07/01/2015	4.90%	06/30/2020	1147	$507.82	QMVA1 = 10100 x (0.065-0.049) x (1147/365)
2	$125	10/01/2015	4.90%	09/30/2020	1239	$6.79	QMVA2 = 125 x (0.065-0.049) x (1239/365)
3	$130	01/01/2016	5.20%	12/31/2020	1331	$6.16	QMVA3 = 130 x (0.065-0.052) x (1331/365)
4	$135	04/01/2016	5.40%	03/31/2021	1421	$5.78	QMVA4 = 135 x (0.065-0.054) x (1421/365)
5	$140	07/01/2016	6.00%	06/30/2021	1512	$2.90	QMVA5 = 140 x (0.065-0.06) x (1512/365)
6	$145	10/01/2016	6.00%	09/30/2021	1604	$3.19	QMVA6 = 145 x (0.065-0.06) x (1604/365)
7	$150	01/01/2017	6.10%	12/31/2021	1696	$2.79	QMVA7 = 150 x (0.065-0.061) x (1696/365)
8	$70	04/01/2017	6.20%	03/31/2022	1786	$1.03	QMVA8 = 70 x (0.065-0.062) x (1786/365)
	$10,995					$536.46

	$MVA = sum of the QMVAs = $536.46
	MVA = $536.46 / $10,995.00 = 4.879127%

In this example, the total funds returned after the application of the $536.46 Market Value Adjustment is $10,458.54.

5

Provisions of the IRS Pre-Approved Plan

Plan eligibility requirements. Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement. Effective for plan years beginning after December 31, 2020, 401(k) plans are required to allow employees age 21 or older that work 500 hours or more for three consecutive 12-month periods to make elective deferrals. For this purpose, 12-month periods beginning before January 1, 2021, are not taken into account. As such, employees who meet this criteria are not required to be eligible to participate until January 1, 2024, at the earliest. Further, employers are not required to make matching or non-elective contributions on behalf of such employees, and can exclude such employees from nondiscrimination and top-heavy testing.

Effective for plan years beginning after December 31, 2024, the SECURE 2.0 Act of 2022 (“SECURE 2.0”) makes further changes to this rule to require two consecutive years of service where the employee completes at least 500 hours of service. 12-month periods beginning before January 1, 2023 shall not be taken into account for purposes of eligibility and vesting rules for long-term, part-time employees.

Automatic Enrollment. Effective for plan years beginning after 2024, SECURE 2.0 requires newly established 401(k) plans to automatically enroll participants upon becoming eligible (and the employees may opt out of coverage). The initial automatic enrollment amount is at least 3 percent but not more than 10 percent. Each year thereafter that amount is increased by 1 percent until it reaches at least 10 percent, but not more than 15 percent. Exceptions apply to plans established before December 29, 2022, governmental and church plans, new plan sponsors in business less than 3 years, and small businesses with 10 or fewer employees.

Contributions to Qualified Plans. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (‘‘DOL’’) rules generally require that the employer contribute participants’ salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

Contributions to the IRS Pre-Approved Plan. The employer makes annual contributions to its plan based on the plan’s provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants’ compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k), starter 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ‘‘Roth 401(k)’’ option may be added to a 401(k) plan by an employer. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance will be needed to properly administer this option. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1⁄2, death or disability.

For 2026, a ‘‘highly compensated’’ employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $160,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $24,500 for 2026 reduced by that employee’s salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust

6

described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2026 is $17,000.

The additional ‘‘catch-up’’ elective deferral for 2026 is up to $8,000 which can be made by any employees who are at least age 50 at any time during 2026. For a SIMPLE 401(k), the “catch-up” elective deferral is $4,000 for 2026. If the plan permits, a higher catch-up contribution limit can apply for individuals aged 60, 61, 62 and 63. For 2026, this higher catch-up contribution limit is $5,250.

If the employer sponsoring a SIMPLE 401(k) Plan has 25 or fewer employees, the salary reduction contribution limit is increased to $18,100, and the age 50 catch-up and age 60-63 limits are $3,850 and $5,250, respectively, for 2026. For employers with 26 to 100 employees may elect to apply the higher limits only if the employer either provides a 4% matching contribution or a 3% nonelective contribution.

SECURE 2.0 requires that age 50 or over catch-up contributions be made to a designated Roth account, except for eligible participants whose prior year wages do not exceed a certain amount (indexed for inflation). The wage threshold for 2025 will be $150,000. This means that individuals who had wages in excess of $150,000 in 2025 must make any age-based catch-up contributions on a Roth basis in 2026. Self-employed individuals and employees (such as certain state and local government employees) whose compensation is not considered wages for FICA purposes will not be subject to this requirement.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans (if applicable), the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant’s compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $360,000 in 2026 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant’s compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your retirement plan account manager can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2026, ‘‘key employee’’ means (a) an officer of the business with earnings of more than $235,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant’s post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. Before permitting any highly-compensated employee to make post-tax contributions, the employer should verify that it has passed all non-discrimination tests. If an employer employs only ‘‘highly compensated’’ employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2026 may not exceed the lesser of (a) $72,000 and (b) 100% of the participant’s earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant’s post-tax contributions count toward this limitation.

Under a starter 401(k) plan the employer must offer all eligible employees the opportunity to defer part of their salary into the plan. Eligible employees are automatically enrolled (but they can opt out of the program if they wish) with contribution levels of at least 3% of their salary. They can also choose to contribute at a different level — up to as much as 15%. The 2026 contribution limit is $6,000 with an additional $1,100 catch-up limit for employers age 50 and over. There are no employer contributions permitted in this plan type.

Each participant’s Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant’s interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous

7

employer’s plan. Our records will also reflect each participant’s percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant’s Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than starter 401(k), SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. Effective for taxable years beginning after December 31, 2023, the employer can make additional contributions to each employee of the plan in a uniform manner, provided that the contribution may not exceed the lesser of up to 10% of compensation or $5,300 (indexed). The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

Allocation of contributions. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the website on the Internet. New instructions become effective on the business day we receive them. If we have not received valid instructions, we will allocate contributions to the plan’s Qualified Default Investment Aternative which is the EQ/Moderate Allocation Portfolio, unless the Plan has elected an alternative investment option(s). You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan’s fiduciary will not be subject to fiduciary liability under

ERISA if the Plan’s fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan’s fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

The IRS Pre-Approved Plan and Section 404(c) of ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404(c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant’s or beneficiary’s exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

Vesting. Vesting refers to the participant’s rights with respect to that portion of a participant’s Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ‘‘vested,’’ the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant’s Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan’s vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

8

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

	Schedule A	Schedule B	Schedule C
Years of Service	Vested Percentage	Vested Percentage	Vested Percentage
1	0%	0%	100%
2	20	0	100
3	40	100	100
4	60	100	100
5	80	100	100

6	100	100	100

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ‘‘graded vesting’’ schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

Restrictions and requirements of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

The following investment restrictions apply to the AllianceBernstein Growth Equity Fund and the Alliance Bernstein Balanced Fund and can be changed without contract holder approval. Neither of these Funds will:

•	make an investment in an industry if that investment would cause either Fund’s holding in that industry to exceed 25% of either Fund’s assets. The United States government, and it’s agencies and instrumentalities, are not considered members of any industry.

•	purchase of write puts or calls (options).

The following investment restriction applies to the AllianceBernstein Mid Cap Growth Fund and can be changed without contract holder approval. The Fund will not:

•	purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth Funds and can be changed without contract holder approval. None of these Funds will:

•	trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

•	trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);
•	make an investment in order to exercise control or management over a company;

•	underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act),

•	make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

•	purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

•	have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company’s outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund’s assets;

•	purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

•	make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

•	invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

Non principal investment strategies and risks of the AllianceBernstein Balanced Fund

The following are brief descriptions of certain types of non principal investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Fund and certain risks and investment techniques:

Mortgage-related securities — The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO’s, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ‘‘GNMA’’), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (‘‘FNMA’’) or the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency’s obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a “PSPA”) under which, if the Federal Housing Finance Agency (“FHFA”) determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury

9

will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations — The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (‘‘CMOs’’). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities — The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt — The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions — The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds — The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements — Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ‘‘primary dealers’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer.

Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts — The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

Portfolio holdings policy for the Pooled Separate Accounts

It is the policy of the Pooled Separate Accounts (the ‘‘Separate Accounts’’) to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio information is available on the program website under Research Investments. The Company has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, the Company may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither the Company nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and Donnelley Financial Solutions. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to the Company, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

10

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and the Company and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by the Company or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

Fund transactions

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers’ commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (‘‘AllianceBernstein’’). For 2025, 2024 and 2023, the AllianceBernstein Growth Equity Fund paid $1,245, $1,480 and $1,100, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $4,237, $4,049 and $2,453, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $3,048, $2,221 and $2,402, respectively, in brokerage commissions.

AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and us. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ‘‘low touch’’ trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker’s experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.

Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2025, $0, $2,710 and $2,191, respectively, were paid to brokers providing research services on transactions of $51,762,808, $48,133,261 and $45,341,695, respectively.

AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including the Company’s accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

11

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds’ portfolio transactions.

Investment management and accounting fee

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ‘‘Fee table’’ section in the prospectus.

Fund	2025	2024	2023
AllianceBernstein Growth Equity	$128,104	$125,952	$105,150
AllianceBernstein Mid Cap Growth	$128,337	$136,284	$119,943
AllianceBernstein Balanced	$74,224	$74,973	$75,124

12

Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

AllianceBernstein Growth Equity Fund, Separate Account No. 4 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2025

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Adviser managed by
the person within each category below and the total
assets in the accounts managed within each category
	below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Geoff Tomlinson	36	44,593	10	1,975	73	35,597	—	—	—	—	1	92
Josh Lisser	36	44,593	10	1,975	73	35,597	—	—	—	—	1	92

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest’’ later in the SAI.

For compensation information, please see ‘‘AllianceBernstein’s compensation program’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Geoff Tomlinson	X
Josh Lisser	X

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Passive Team, which is responsible for management of all of AllianceBernstein’s Passive accounts.

Geoffrey Tomlinson, CFA — Portfolio Manager — Index and Derivative Solutions

Geoff Tomlinson is a Portfolio Manager for Index and Derivative Solutions. He joined AB in 2006 as an associate in the Institutional Investment Management Sales Group. Prior to transitioning to his current role, from 2011 to 2019, Tomlinson was a portfolio analyst for Index Strategies, with a focus on custom index and enhanced index strategies. Before that, he was an associate portfolio manager for the Blend Strategies Group, focusing on blend, index and value equities. Tomlinson holds a BA in economics from Hamilton College and is a CFA charterholder. Location: New York

Joshua Lisser — Head — Index and Derivative Solutions

Joshua Lisser is Head of the Index and Derivative Solutions team and a member of the Equities and Multi-Asset Services investment teams. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based investment services. Prior to that, Lisser was an analyst with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA in economics from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

13

AllianceBernstein Mid Cap Growth Fund, Separate Account No. 3 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2025

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Advisor managed
by the person within each category below and the
total assets in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the Fund prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Samantha Lau	13	7,271	33	1,515	25	2,695	—	—	—	—	1	570

Note: $MM means millions

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest disclosure’’ later in the SAI.

For compensation information, please see ‘‘Portfolio manager compensation’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Samantha Lau	X

The management of and investment decisions for the Fund’s portfolio are made by Samantha Lau. They rely heavily on the fundamental research efforts of the firm’s extensive internal fundamental and quantitative research staff.

Samantha Lau, CFA — Chief Investment Officer —Small and Mid Cap Growth Equities

Samantha S. Lau was named Chief Investment Officer of Small and Mid Cap Growth Equities in October 2023. Previously, she was the co-chief investment officer of Small and SMID Cap Growth Equities since 2014. Lau joined the firm in 1999 as a portfolio manager/analyst responsible for research and portfolio management for the technology sector of AB’s Small and SMID Cap Growth strategies. From 1997 to 1999, Lau covered small-cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1997, she worked for three years as a healthcare securities analyst in the investment research department of Goldman Sachs. Lau co-chaired the Women’s Leadership Council at AB from 2019 to 2022. She holds a BS (magna cum laude) in finance and accounting from the Wharton School at the University of Pennsylvania and is a CFA charterholder. Location: New York

14

AllianceBernstein Balanced Fund, Separate Account No. 10 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2025

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Advisor managed by
the person within each category below and the total
assets in the accounts managed within each category
	below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Michael Canter	14	11,624	23	3,168	233	4,845	—	—	—	—	—	—
Joshua Lisser	36	44,693	10	1,975	73	35,597	—	—	—	—	1	92
Ben Sklar	36	44,693	10	1,975	73	35,597	—	—	—	—	1	92
Matthew Sheridan	7	10,946	95	45,979	75	21,066	—	—	—	—	1	1,603

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest’’ later in the SAI.

For compensation information, please see ‘‘AllianceBernstein’s compensation program’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Michael Canter	X
Joshua Lisser	X
Ben Sklar	X
Matthew Sheridan	X

AllianceBernstein Balanced Fund, Separate Account No. 10 (‘‘Fund’’) is managed by the following team members:

Michael Canter, PhD — Head — Securitized Assets

Michael Canter is a Senior Vice President and Head of Securitized Assets at AB, heading the portfolio-management and research teams for these strategies. In addition, he is a portfolio manager for multi-sector fixed-income portfolios. Canter’s focus includes his role as the Chief Investment Officer of AB’s Securitized Assets Fund. His team is responsible for AB’s investments in agency mortgage-backed securities, credit risk–transfer securities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations and other asset-backed securities. Canter has particularly extensive expertise in residential mortgages. In 2009, AB was selected by the US Department of the Treasury to manage one of nine Legacy Securities Public-Private Investment Program funds; he was the CIO of that AB-managed fund. In addition, Canter was called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017 on how US housing policy should be structured going forward. Prior to joining AB in 2007, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, asset-backed securities, mortgage-backed securities and collateralized debt obligations. He currently serves on the board of the Structured Finance Association. Canter holds a BA in mathematics and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

Joshua Lisser — Head — Index and Derivative Solutions

Joshua Lisser is Head of the Index and Derivative Solutions team and a member of the Equities and Multi-Asset Services investment teams. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based investment services. Prior to that, Lisser was an analyst with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA in economics from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

15

Ben Sklar — Portfolio Manager — Index and Derivative Solutions

Ben Sklar is a Senior Vice President and Portfolio Manager on the Index and Derivative Solutions team, within AB’s Multi-Asset and Hedge Fund Solutions Group. He focuses on research, development and management of multi-asset volatility and options-oriented solutions, including absolute return and income-oriented and defensive strategies. Prior to this, Sklar worked on the development of AB’s custom index and enhanced equity business, tailored toward providing custom beta solutions. He joined AB in 2006 as an associate portfolio manager on the Blend Strategies team, managing global equity portfolios for institutional clients, and assumed his current role in 2009. Sklar holds a BA in English literature from Trinity College, Hartford, and an MBA from New York University. Location: New York

Matthew Sheridan, CFA — Co-Head of Multi-Sector Fixed Income

Matthew Sheridan is a Senior Vice President and Director of Fixed Income at AB, leading the firm’s US Multi-Sector Fixed Income strategies. He is also a member of the Global Fixed Income and Income Strategies portfolio-management teams. Additionally, Sheridan is a member of the Rates and Currency Research Review team and the Emerging Market Debt Research Review team. He joined AB in 1998 and previously worked in the firm’s Structured Asset Securities Group. Sheridan holds a BS in finance from Syracuse University. He is a CFA charterholder. Location: New York

16

Investment professional conflict of interest disclosure

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Approach to Handling Conflicts of Interest

When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address — or at least disclose — conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations — such as the level of client servicing we offer through each client channel — we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases — which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.

Conflicts Committee

To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.

Written Policies and Procedures

AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.

Employee personal trading

AllianceBernstein (“AB”) has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB’s proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.

The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.

Managing multiple accounts for multiple clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each

17

account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating investment opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Portfolio manager compensation

AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.

18

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan

The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Distribution of the contracts

Employees of the Company perform all marketing and service functions under the contract. The Company pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to the Company employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

Custodian

JPMorgan Chase Bank, N.A. with principal business address at 111 Polaris Parkway, Columbus OH, 43271, is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

Independent registered public accounting firm

The (i) financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) as of December 31, 2025 and for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, the (ii) financial statements of each of the variable investment options of Separate Account No. 66 as of December 31, 2025 and for each of the periods indicated therein, and the (iii) statutory financial statements and supplemental schedules of Equitable Financial Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS (for Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled) and Separate Account No. 66) and Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company. PricewaterhouseCoopers LLP’s address is 214 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202.

19

Equitable Financial

Equitable Financial’s Board of Director’s Investment Committee delegated management of the Registrant to AllianceBernstein L.P., as Investment Advisor. The Directors and Officers of the Investment Committee are listed below, and they are not interested persons of the Registrant.

Directors and Principal Officers

Name, Address & Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Charles G.T. Stonehill Founding Partner Green & Blue Advisors 525 Park Avenue, 8D New York, NY 10065 Age: 68	None	N/A

Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as a Member of the Supervisory Board of Deutsche Boerse AG (since May 2019), as a Member of the Board of Directors of Strangeworks Inc. (since October 2023) and as a Member of the Board of Koenigsegg Automotive AB (since September 2024).

Mr. Stonehill has over 30 years’ experience in energy markets, investment banking and capital markets, including key positions at Lazard Fréres & Co. LLC, Credit Suisse First Boston and Morgan Stanley & Co. Mr. Stonehill served as the Chief Financial Officer of Better Place Inc., an Electric Vehicle start-up, from 2009 to 2011, where he was responsible for its global financial strategy and capital raising. In his career in financial services, Mr. Stonehill served as the Managing Director of Lazard Fréres & Co. LLC and Global and Head of Lazard Capital Markets from 2002 to 2004. He served as Head of Investment Banking for the Americas of Credit Suisse First Boston from 1997 to 2002. He served as the Head of European Equities and Equity Capital Markets at Morgan Stanley & Co. Incorporated from 1984 to 1997. He began his career at JP Morgan in the oil and gas investment banking group, where he worked from 1978 to 1984. Mr. Stonehill served as the Non-Executive Chairman of Panmure Gordon & Co. PLC from 2006 until 2008. He served as a non-executive Director of CommonBond LLC, a marketplace lender originating student loans from 2015 until September 2020. He has been a Director of Bank Julius Baer & Co. Ltd. and as Vice Chairman, Chair of the Nomination Committee and the Governance & Risk Committee. He served as an Independent Director of The London Metal Exchange Limited from 2005 until 2009. He has represented as a Board Member many financial services companies, including as an independent Director of GAM Holding AG, the LCH Group Ltd. (LCH Clearnet), and of Lazard & Co., Limited, among other companies. He is a former Governor of the Harrow School in the United Kingdom. He served as non-executive Vice Chairman of the Board of Directors; Chair, Nomination Committee; Chair of the Governance & Risk Committee of Julius Baer Group, Ltd from 2009 until 2021. He also served as a non-executive Director of PlayMagnus A/S in Oslo from 2016 until 2021 and served as a Member of the Board of Directors of Constellation Acquisition Corp. from January 2021 until January 2023.

0

20

Directors and Principal Officers (continued)

Name, Address & Age	Positions(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Mr. Stonehill has been a Director of Equitable Holdings, Inc. since April 2018 and a Director of Equitable Financial Life Insurance Company since November 2017. He is a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was a Director from November 2017 to May 2018. He became a member of the Board of Directors of AllianceBernstein Corporation in March 2019, where he serves as Chair of the Audit and Risk Committee and as Chair of the Compensation and Workplace Practices Committee. Mr. Stonehill was a Director of AXA Financial, Inc. from November 2017 to May 2018.

Mark Pearson 1345 Avenue of the Americas New York, NY 10105 Age: 68	None	N/A

Mr. Pearson is President and Chief Executive Officer of Equitable Holdings, Inc. (EQH), which comprises Equitable Financial Life Insurance Company, a leading financial services firm, and AllianceBernstein. He also serves as CEO of Equitable Financial Life Insurance Company of America. Under Mr. Pearson’s leadership, the organization is dedicated to helping clients retire with dignity, protect their families, and prepare for their financial future with confidence.

Mr. Pearson brings to the Board the diverse financial services experience he has developed through his service as an executive. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. He is also a member of the EQH Executive Committee since 2008.

Mr. Pearson holds several board positions within the Equitable Holdings, Inc. family of companies, including Equitable Financial Life Insurance Company (since January 2011), Equitable Financial Life Insurance Company of America (since January 2011) and AllianceBernstein Corporation (since February 2011). Mr. Pearson was elected a Director of AllianceBernstein Corporation in 2011 and serves as a member of the Compensation and Workplace Practices Committee, the Corporate Governance Committee and the Executive Committee.

Before joining EQH, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident.

0

21

Directors and Principal Officers (continued)

Name, Address & Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Craig C. MacKay 377 South Harrison Street, 14A East Orange, NJ 07018 Age: 63	None	N/A

Mr. MacKay has been a director of Equitable Holdings, Inc., Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since June 2022. Mr. MacKay is currently Senior Advisor and a former Partner and Managing Director at England & Company, an investment banking and M&A advisory firm specializing in private finance, debtor-creditor advisory, restructuring, fairness opinion and valuation services. Mr. Mackay is the former interim-President and Chief Executive Officer of Carver Bancorp, Inc. from October 2023 to November 2024. Prior to joining England & Company in 2012, Mr. MacKay served as Group Head of the Private Finance and Leveraged Finance Distribution groups at Oppenheimer & Co. from 2006-2011 and as Group Head of the Private Finance and High Yield Capital Markets Origination groups at SunTrust Bank from 2003-2006. In 2017, Mr. MacKay joined the Board of Carver Bancorp, Inc., the bank holding company for Carver Federal Savings Bank and currently serves as the Chair of the Institutional Strategy Committee, is a member of the Asset-Liability and Interest Rate Risk Committee and a member of the Nominating & Corporate Governance Committee of Carver. In 2021, Mr. MacKay joined the Board Trustees of the Pioneer Funds (“Pioneer”), a complex of 49 open end and closed end mutual funds. Mr. MacKay currently serves on the Audit Committee and Valuation Committee of Pioneer.

Mr. MacKay previously served on the Boards of Danis Transportation Company (2000-2003) and Customer Access Resources Inc. (1998-2000).

0

Douglas A. Dachille VP, Chief Investment Officer Legacy Liability Solutions, LLC 161 N. Clark St. Chicago, IL 60602 Age: 62	None	N/A

Mr. Dachille has been a director since January 2025. Mr. Dachille is currently Vice President and Chief Investment Officer at Legacy Liability Solutions, LLC. With more than three decades of experience in the financial services industry, Mr. Dachille has a proven track record of managing complex transactions for insurance companies, banks and asset managers. He is recognized for his deep understanding of capital markets, balance sheet management and organizational leadership, consistently delivering strategic insights that enhance long-term financial strength and value creation. Mr. Dachille most recently served as the Chief Investment Officer at American International Group Inc. (AIG) from 2015 until 2021, overseeing its (then) $350 billion portfolio and playing a crucial role in the company’s financial recovery. He co-founded First Principles Capital Management, an institutional fixed income asset manager, and served as its CEO prior to its acquisition by AIG. Prior to that, he was the President and COO of Zurich Capital Markets and held various leadership roles at JPMorgan Chase, including Global Head of Proprietary Trading and Co-Treasurer.

Mr. Dachille currently serves as an independent director of BridgeBio Pharma, Inc. and PNC Financial Services Group Inc.

0

22

Retirement Investment Account®

Statement of additional information dated

May 1, 2026

Equitable Financial Life Insurance Company

Separate Account No. 66

Separate Account No. 3

Separate Account No. 4

Separate Account No. 10

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account® (“RIA”), dated May 1, 2026 (“prospectus”), and any supplements.

Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1345 Avenue of the Americas, New York, N.Y. 10105 and our telephone number is
(212) 554-1234.

Table of Contents

The Company	2

Fund information	2

General	2

Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds	2

Non principal investment strategies and risks of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds	2

Portfolio holdings policy for the Pooled Separate Accounts	4

Brokerage fees and charges for securities transactions	4

Amount of fixed-annuity payments	5

Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company	6

Funds	6

Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund)	6

Investment professional conflict of interest disclosure	10

Portfolio manager compensation	11

Distribution of the contracts	12

Custodian	12

Independent registered public accounting firm	12

Equitable Financial	13

Directors and Principal Officers	13

Copyright 2026. Equitable Financial Life Insurance Company

1345 Avenue of the Americas, New York, New York 10105.

All rights reserved. Retirement Investment Account® is a registered service mark of Equitable Financial Life Insurance Company.

#13332

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, ”our” and “us”), a New York stock life insurance corporation organized in 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed under your contract.

Fund information

General

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. See “Investment options” in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding EQ Advisors Trust portfolio in which the variable investment options invest in the prospectus and SAI for each Trust.

Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

The following investment restrictions apply to the AllianceBernstein Common Stock Fund and the Alliance Bernstein Balanced Fund and can be changed without contract holder approval. Neither of these Funds will:

•	make an investment in an industry if that investment would cause either Fund’s holding in that industry to exceed 25% of either Fund’s assets. The United States government, and it’s agencies and instrumentalities, are not considered members of any industry.

•	purchase of write puts or calls (options).

The following investment restriction applies to the AllianceBernstein Mid Cap Growth Fund and can be changed without contract holder approval. The Fund will not:

•	purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and can be changed without contract holder approval. None of these Funds will:

•	trade in foreign exchanges (however, the AllianceBernstein
Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

•	trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

•	purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ;

•	make an investment in order to exercise control or management over a company;

•	underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act);

•	make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

•	have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company’s outstanding voting securities. The Fund’s total holdings of registered investment company securities may not exceed 10% of the value of the Fund’s assets;

•	purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

•	make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

•	invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).

Non principal investment strategies and risks of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds

The following are brief descriptions of certain types of non-principal investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds (does not apply to AllianceBernstein Common Stock Fund) and certain risks and investment techniques.

Mortgage-related Securities. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass

2

throughs, agency and nonagency CMO’s, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or “GNMA”), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency’s obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a “PSPA”) under which, if the Federal Housing Finance Agency (“FHFA”) determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized mortgage obligations. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-backed securities. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-US Debt. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Zero coupon bonds. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase agreements. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

Debt securities subject to prepayment risks. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

When-issued and delayed delivery securities. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

Foreign currency forward contracts. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

3

Hedging transactions. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Portfolio holdings policy for the Pooled Separate Accounts

It is the policy of the Pooled Separate Accounts (the “Separate Accounts”) to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-800-967-4560. The Company has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, the Company may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither the Company nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to the Company, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and the Company and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by the Company or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

Brokerage fees and charges for securities transactions

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as “low touch” trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention

4

and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker’s experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds’ portfolio transactions.

For the years ended December 31, 2025, 2024 and 2023, total brokerage commissions for Separate Account No. 10 — Pooled were $3,048, $2,221 and $2,402, respectively; for Separate Account No. 4 — Pooled were $1,245, $1,480 and $1,100, respectively; for Separate Account No. 3 — Pooled were $4,237, $4,049 and $2,453, respectively. For the fiscal year ended December 31, 2025, commissions of $2,191, $0 and $2,710 were paid to brokers providing research services to Separate Account No. 10 — Pooled, Separate Account No. 4 — Pooled and Separate Account No. 3 — Pooled, respectively, on portfolio transactions of $45,341,695, $51,762,808 and 48,133,261, respectively.

Amount of fixed-annuity payments

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant’s age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant’s retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

5

Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company

Funds

In the Prospectus we give information about the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how AllianceBernstein provides investment management for the investments and operations of these Funds. See “More information” in the prospectus. The amounts of the investment management and financial accounting fees AllianceBernstein received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2025 were $1,219, $909, and $2,196, respectively; in 2024 were $1,181, $788 and $2,091 respectively; in 2023 were $1,074, $606 and $1,746, respectively.

Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

AllianceBernstein Balanced Fund, Separate Account No. 10 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2025
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of the
Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Michael Canter	14	11,624	23	3,168	233	4,845	—	—	—	—	—	—
Joshua Lisser	36	44,693	10	1,975	73	35,597	—	—	—	—	1	92
Ben Sklar	36	44,693	10	1,975	73	35,597	—	—	—	—	1	92
Matthew Sheridan	7	10,946	95	45,979	75	21,066	—	—	—	—	1	1,603

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Michael Canter	X
Joshua Lisser	X
Ben Sklar	X
Matthew Sheridan	X

6

AllianceBernstein Balanced Fund, Separate Account No. 10 (“Fund”) is managed by the following team members:

Michael Canter, PhD — Head — Securitized Assets

Michael Canter is a Senior Vice President and Head of Securitized Assets at AB, heading the portfolio-management and research teams for these strategies. In addition, he is a portfolio manager for multi-sector fixed-income portfolios. Canter’s focus includes his role as the Chief Investment Officer of AB’s Securitized Assets Fund. His team is responsible for AB’s investments in agency mortgage-backed securities, credit risk — transfer securities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations and other asset-backed securities. Canter has particularly extensive expertise in residential mortgages. In 2009, AB was selected by the US Department of the Treasury to manage one of nine Legacy Securities Public-Private Investment Program funds; he was the CIO of that AB-managed fund. In addition, Canter was called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017 on how US housing policy should be structured going forward. Prior to joining AB in 2007, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, asset-backed securities, mortgage-backed securities and collateralized debt obligations. He currently serves on the board of the Structured Finance Association. Canter holds a BA in mathematics and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

Joshua Lisser — Head — Index and Derivative Solutions

Joshua Lisser is Head of the Index and Derivative Solutions team and a member of the Equities and Multi-Asset Services investment teams. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based investment services. Prior to that, Lisser was an analyst with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA in economics from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

Ben Sklar — Portfolio Manager — Index and Derivative Solutions

Ben Sklar is a Senior Vice President and Portfolio Manager on the Index and Derivative Solutions team, within AB’s Multi-Asset and Hedge Fund Solutions Group. He focuses on research, development and management of multi-asset volatility and options-oriented solutions, including absolute return and income-oriented and defensive strategies. Prior to this, Sklar worked on the development of AB’s custom index and enhanced equity business, tailored toward providing custom beta solutions. He joined AB in 2006 as an associate portfolio manager on the Blend Strategies team, managing global equity portfolios for institutional clients, and assumed his current role in 2009. Sklar holds a BA in English literature from Trinity College, Hartford, and an MBA from New York University. Location: New York

Matthew Sheridan, CFA — Co-Head of Multi-Sector Fixed Income

Matthew Sheridan is a Senior Vice President and Director of Fixed Income at AB, leading the firm’s US Multi-Sector Fixed Income strategies. He is also a member of the Global Fixed Income and Income Strategies portfolio-management teams. Additionally, Sheridan is a member of the Rates and Currency Research Review team and the Emerging Market Debt Research Review team. He joined AB in 1998 and previously worked in the firm’s Structured Asset Securities Group. Sheridan holds a BS in finance from Syracuse University. He is a CFA charterholder. Location: New York

7

	AllianceBernstein Common Stock Fund, Separate Account No. 4 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2025
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Geoff Tomlinson	36	44,593	10	1,975	73	35,597	—	—	—	—	1	92
Josh Lisser	36	44,593	10	1,975	73	35,597	—	—	—	—	1	92

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Geoff Tomlinson	X
Josh Lisser	X

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Passive Team, which is responsible for management of all of AllianceBernstein’s Passive accounts.

Geoffrey Tomlinson, CFA — Portfolio Manager — Index and Derivative Solutions

Geoff Tomlinson is a Portfolio Manager for Index and Derivative Solutions. He joined AB in 2006 as an associate in the Institutional Investment Management Sales Group. Prior to transitioning to his current role, from 2011 to 2019, Tomlinson was a portfolio analyst for Index Strategies, with a focus on custom index and enhanced index strategies. Before that, he was an associate portfolio manager for the Blend Strategies Group, focusing on blend, index and value equities. Tomlinson holds a BA in economics from Hamilton College and is a CFA charterholder. Location: New York

Joshua Lisser — Head — Index and Derivative Solutions

Joshua Lisser is Head of the Index and Derivative Solutions team and a member of the Equities and Multi-Asset Services investment teams. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based investment services. Prior to that, Lisser was an analyst with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA in economics from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

8

AllianceBernstein Mid Cap Growth Fund, Separate Account No. 3 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2025
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Samantha Lau	13	7,271	33	1,515	25	2,695	—	—	—	—	1	570

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Samantha Lau	X

The management of and investment decisions for the Fund’s portfolio are made by Samantha Lau. They rely heavily on the fundamental research efforts of the firm’s extensive internal research staff.

Samantha Lau, CFA — Chief Investment Officer — Small and Mid Cap Growth Equities

Samantha S. Lau was named Chief Investment Officer of Small and Mid Cap Growth Equities in October 2023. Previously, she was the co-chief investment officer of Small and SMID Cap Growth Equities since 2014. Lau joined the firm in 1999 as a portfolio manager/analyst responsible for research and portfolio management for the technology sector of AB’s Small and SMID Cap Growth strategies. From 1997 to 1999, Lau covered small-cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1997, she worked for three years as a healthcare securities analyst in the investment research department of Goldman Sachs. Lau co-chaired the Women’s Leadership Council at AB from 2019 to 2022. She holds a BS (magna cum laude) in finance and accounting from the Wharton School at the University of Pennsylvania and is a CFA charterholder. Location: New York

9

Investment professional conflict of interest disclosure

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Approach to Handling Conflicts of Interest

When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address — or at least disclose — conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations — such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases — which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.

Conflicts Committee

To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.

Written Policies and Procedures

AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.

Employee Personal Trading

AllianceBernstein (“AB”) has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB’s proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.

The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each

10

account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Portfolio manager compensation

AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.

11

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan

The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Distribution of the contracts

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company, and certain of the Company’s separate accounts, the Company paid Equitable Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several separate accounts (including Separate Account No. 66 and the Pooled Separate Accounts) $462,589,810 in 2025, $552,603,208 in 2024 and $528,625,217 in 2023. Of these amounts, Equitable Advisors retained $209,288,768, $269,301,602 and $253,096,170, respectively.

Custodian

JPMorgan Chase Bank, N.A., with principal business address at 111 Polaris Parkway, Columbus OH, 43271, is the custodian for Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

Independent registered public accounting firm

The (i) financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) as of December 31, 2025 and for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, the (ii) financial statements of each of the variable investment options of Separate Account No. 66 as of December 31, 2025 and for each of the periods indicated therein, and the (iii) statutory financial statements and supplemental schedules of Equitable Financial Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS (for Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled) and Separate Account No. 66) and Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company. PricewaterhouseCoopers LLP’s address is 214 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202.

12

Equitable Financial

Equitable Financial’s Board of Director’s Investment Committee delegated management of the Registrant to AllianceBernstein L.P., as Investment Advisor. The Directors and Officers of the Investment Committee are listed below. They are interested persons of the Registrant because the Registrant is a Separate Account owned by the Equitable Financial, held for the benefit of contract holders.

Directors and Principal Officers

Name, Address & Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Charles G.T. Stonehill Founding Partner Green & Blue Advisors 525 Park Avenue, 8D New York, NY 10065 Age: 68	None	N/A

Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as a Member of the Supervisory Board of Deutsche Boerse AG (since May 2019), as a Member of the Board of Directors of Strangeworks Inc. (since October 2023) and as a Member of the Board of Koenigsegg Automotive AB (since September 2024).

Mr. Stonehill has over 30 years’ experience in energy markets, investment banking and capital markets, including key positions at Lazard Fréres & Co. LLC, Credit Suisse First Boston and Morgan Stanley & Co. Mr. Stonehill served as the Chief Financial Officer of Better Place Inc., an Electric Vehicle start-up, from 2009 to 2011, where he was responsible for its global financial strategy and capital raising. In his career in financial services, Mr. Stonehill served as the Managing Director of Lazard Fréres & Co. LLC and Global and Head of Lazard Capital Markets from 2002 to 2004. He served as Head of Investment Banking for the Americas of Credit Suisse First Boston from 1997 to 2002. He served as the Head of European Equities and Equity Capital Markets at Morgan Stanley & Co. Incorporated from 1984 to 1997. He began his career at JP Morgan in the oil and gas investment banking group, where he worked from 1978 to 1984. Mr. Stonehill served as the Non-Executive Chairman of Panmure Gordon & Co. PLC from 2006 until 2008. He served as a non-executive Director of CommonBond LLC, a marketplace lender originating student loans from 2015 until September 2020. He has been a Director of Bank Julius Baer & Co. Ltd. and as Vice Chairman, Chair of the Nomination Committee and the Governance & Risk Committee. He served as an Independent Director of The London Metal Exchange Limited from 2005 until 2009. He has represented as a Board Member many financial services companies, including as an independent Director of GAM Holding AG, the LCH Group Ltd. (LCH Clearnet), and of Lazard & Co., Limited, among other companies. He is a former Governor of the Harrow School in the United Kingdom. He served as non-executive Vice Chairman of the Board of Directors; Chair,

0

13

Directors and Principal Officers (continued)

Name, Address & Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Nomination Committee; Chair of the Governance & Risk Committee of Julius Baer Group, Ltd from 2009 until 2021. He also served as a non-executive Director of PlayMagnus A/S in Oslo from 2016 until 2021 and served as a Member of the Board of Directors of Constellation Acquisition Corp. I from January 2021 until January 2023.

Mr. Stonehill has been a Director of Equitable Holdings, Inc. since April 2018 and a Director of Equitable Financial Life Insurance Company since November 2017. He is a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was a Director from November 2017 to May 2018. He became a member of the Board of Directors of AllianceBernstein Corporation in March 2019, where he serves as Chair of the Audit and Risk Committee and as Chair of the Compensation and Workplace Practices Committee. Mr. Stonehill was a Director of AXA Financial, Inc. from November 2017 to May 2018.

Mark Pearson 1345 Avenue of the Americas New York, NY 10105 Age: 68	None	N/A

Mr. Pearson is President and Chief Executive Officer of Equitable Holdings, Inc. (EQH), which comprises Equitable Financial Life Insurance Company, a leading financial services firm, and AllianceBernstein. He also serves as CEO of Equitable Financial Life Insurance Company of America. Under Mr. Pearson’s leadership, the organization is dedicated to helping clients retire with dignity, protect their families, and prepare for their financial future with confidence.

Mr. Pearson brings to the Board the diverse financial services experience he has developed through his service as an executive. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. He is also a member of the EQH Executive Committee since 2008.

Mr. Pearson holds several board positions within the Equitable Holdings, Inc. family of companies, including Equitable Financial Life Insurance Company (since January 2011), Equitable Financial Life Insurance Company of America (since January 2011) and AllianceBernstein Corporation (since February 2011). Mr. Pearson was elected a Director of AllianceBernstein Corporation in 2011 and serves as a member of the Compensation and

0

14

Directors and Principal Officers (continued)

Name, Address & Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Workplace Practices Committee, the Corporate Governance Committee and the Executive Committee.

Before joining EQH, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident.

Craig C. MacKay 377 South Harrison Street, 14A East Orange, NJ 07018 Age: 63	None	N/A

Mr. MacKay has been a director of Equitable Holdings, Inc., Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since June 2022. Mr. MacKay is currently Senior Advisor and a former Partner and Managing Director at England & Company, an investment banking and M&A advisory firm specializing in private finance, debtor-creditor advisory, restructuring, fairness opinion and valuation services. Mr. Mackay is the former interim-President and Chief Executive Officer of Carver Bancorp, Inc. from October 2023 to November 2024. Prior to joining England & Company in 2012, Mr. MacKay served as Group Head of the Private Finance and Leveraged Finance Distribution groups at Oppenheimer & Co. from 2006-2011 and as Group Head of the Private Finance and High Yield Capital Markets Origination groups at SunTrust Bank from 2003-2006. In 2017, Mr. MacKay joined the Board of Carver Bancorp, Inc., the bank holding company for Carver Federal Savings Bank and currently serves as the Chair of the Institutional Strategy Committee, is a member of the Asset-Liability and Interest Rate Risk Committee and a member of the Nominating & Corporate Governance Committee of Carver. In 2021, Mr. MacKay joined the Board Trustees of the Pioneer Funds (“Pioneer”), a complex of 49 open end and closed end mutual funds. Mr. MacKay currently serves on the Audit Committee and Valuation Committee of Pioneer.

Mr. MacKay previously served on the Boards of Danis Transportation Company (2000-2003) and Customer Access Resources Inc. (1998-2000).

0

15

Directors and Principal Officers (continued)

Name, Address & Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Douglas A. Dachille VP, Chief Investment Officer Legacy Liability Solutions, LLC 161 N. Clark St. Chicago, IL 60602 Age: 62	None	N/A

Mr. Dachille has been a director since January 2025. Mr. Dachille is currently Vice President and Chief Investment Officer at Legacy Liability Solutions, LLC. With more than three decades of experience in the financial services industry, Mr. Dachille has a proven track record of managing complex transactions for insurance companies, banks and asset managers. He is recognized for his deep understanding of capital markets, balance sheet management and organizational leadership, consistently delivering strategic insights that enhance long-term financial strength and value creation. Mr. Dachille most recently served as the Chief Investment Officer at American International Group Inc. (AIG) from 2015 until 2021, overseeing its (then) $350 billion portfolio and playing a crucial role in the company’s financial recovery. He co-founded First Principles Capital Management, an institutional fixed income asset manager, and served as its CEO prior to its acquisition by AIG. Prior to that, he was the President and COO of Zurich Capital Markets and held various leadership roles at JPMorgan Chase, including Global Head of Proprietary Trading and Co-Treasurer.

Mr. Dachille currently serves as an independent director of BridgeBio Pharma, Inc. and PNC Financial Services Group Inc.

0

16

PART C

OTHER INFORMATION

Item 32.	Exhibits.

(a)	Board of Directors Resolution.

(1)	Resolution establishing Separate Account No. 3 and Separate Account No. 4 dated April 17, 1969, previously filed with this Registration Statement on Form N-4 (File No. 333-142461) on April 22, 2022.

(2)	Resolution establishing Separate Account No. 10 dated June 21, 1979, previously filed with this Registration Statement on Form N-4 (File No. 333-142461) on April 22, 2022.

(3)	Resolution modifying Separate Account No. 3 dated November 20, 2000, previously filed with this Registration Statement on Form N-4 (File No. 333-142461) on April 22, 2022.

(b)	Bylaws. Not applicable.

(c)	Custodian Agreements. Not applicable.

(d)	Investment Advisory Contracts.

(1)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference 13 Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(1)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(1)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(1)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(1)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(1)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(1)(vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(1)(vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, ,AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(1)(viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(1)(ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(1)(x)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(1)(xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(1)(xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(1)(xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(1)(xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(1)(xv)

Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(1)(xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(1)(b)(i)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(1)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(1)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(1)(b)(iv)

Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(1)(b)(v)

Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(1)(b)(vi)

Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(1)(b)(vii)

Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(1)(b)(viii)

Amendment No. 7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

(1)(b)(ix)

Amendment No. 8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

(1)(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(1)(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(1)(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(1)(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(1)(b)(xxiv)

Amendment No. 23 dated October 27, 2025 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on February 6, 2026.

(1)(b)(xiv)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(1)(b)(xv)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(1)(b)(xvi)

Amendment No. 15 dated February 26, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(1)(b)(xvii)

Amendment No. 16 dated July 22, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(1)(b)(xviii)

Amendment No. 17 dated January 13, 2022 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(1)(b)(xix)

Amendment No. 18 dated August 19, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(1)(b)(xx)

Amendment No. 19 dated November 17, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(1)(b)(xxi)

Amendment No. 20 dated March 16, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on March 29, 2023.

(1)(b)(xxii)

Amendment No. 21 dated July 31, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 7, 2024.

(1)(b)(xxiii)

Amendment No. 22 dated November 12, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2024.

(1)(b)(xxiv)

Amendment No. 23 dated October 27, 2025 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on February 6, 2026.

(2)

Participation Agreement, dated as of April 25, 2002 among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

(2)(i)

Amendment to Participation Agreement, dated as of April 3, 2018, by and among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

(2)(ii)

Third Amendment to Participation Agreement, entered into as of November 12, 2021, to Participation Agreement dated April 25, 2002, by and among Equitable Financial Life Insurance Company, Vanguard Variable Insurance Fund, The Van Guard Group, Inc., and Vanguard Marketing Corporation filed previously with this Form N-3 Registration Statement (File No. 333-142461) on April 22, 2022.

(e)	Underwriting Contracts.

(1)

Sales Agreement, dated as of January 1, 1995, by and among Equico Securities, Inc., Equitable, and Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Exhibit No. 4(d) to Registration Statement No. 2-74667 filed on August 3, 1998.

(2)

Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement File No. 33-58950, filed on April 19, 2001.

(3)

Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

(4)

General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

(4)(i)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(4)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(4)(iii)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(4)(iv)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(4)(v)

Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(4)(vi)

Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(4)(vii)

Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(4)(viii)

Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(4)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(4)(x)

Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(4)(xi)

Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(4)(xii)

Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(4)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(4)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(4)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(4)(xvi)

Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(4)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(4)(xviii)

Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(4)(xix)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(4)(xx)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(4)(xxi)

Twenty Second Amendment to General Agent Sales Agreement dated November 13, 2023, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File 333-142461) filed on April 23, 2024.

(4)(xxii)

Twenty Third Amendment to General Agent Sales Agreement dated January 1, 2025, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, filed previously with this Registration Statement (File No. 333-142461) on April 24, 2025.

(4)(xxiii)

Twenty Fourth Amendment to General Agent Sales Agreement dated March 1, 2025, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form S-1, (File No. 333- 284948), filed February 13, 2026.

(5)

Broker-Dealer and General Agent Sales Agreement between Equitable Distributors, LLC and Broker-Dealer and General Agent, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(6)

Wholesale Broker-Dealer Supervisory and Sale Agreement between the Broker-Dealer and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(7)

Broker General Agent Agreement between Broker General Agent and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(a)

Amendment to Brokerage General Agent Sales Agreement between Brokerage General Agency and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(f)	Contracts.

The following Exhibits relate to the Retirement Investment Account:

(1)

Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(1)(i)

Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(1)(ii)

Form of Rider 8 to Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(1)(iii)

Form of Rider 9 to Group Annuity Contract AC 5000 - 83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(2)

Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(2)(i)

Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(2)(ii)

Form of Rider 8 to Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(2)(iii)

Form of Rider 9 to Group Annuity Contract AC 5000 - 83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, filed previously with this registration statement filed on Form N- 3 (File No. 333-142461) filed on April 22, 2022.

(3)	Retirement Investment Account Master Retirement Trust effective as of January 1, 1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

(3)(i)	Amendment to the Retirement Investment Account Master Retirement Trust effective July 1, 1984, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

(3)(ii)	Revised Retirement Investment Account Master Retirement Trust effective as of March 1, 1990, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 27, 1990.

(3)(iii)

Form of Restated Retirement Investment Account Master Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

The following Exhibits relate to the Members Retirement Program:

(4)

Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(5)

Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

(6)

Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

(7)

Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(8)

Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

(9)

Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

(10)

Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(11)

Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(12)

Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(13)	Membership Retirement Program GIO Rider (Form No. APC 10-36-15 AC 6059 Rider 12), incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

(g)	Applications.

The following exhibits relate to the Retirement Investment Account:

(1)

Retirement Investment Account Enrollment Forms - Including Participation and Enrollment Agreements, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

(2)	Supplementary Agreement to Master Retirement Trust Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

(3)	Supplementary Agreement B to Master Retirement Trust Participation Agreement (RIA Loans), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

(4)

Form of Supplementary Agreement A to Master Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 30, 1991.

(5)

Form of Supplementary Agreement to Master Retirement Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

(6)	Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

(7)	RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

The following Exhibits relate to the Members Retirement Program:

(8)

Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

(9)

Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

(10)

Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

(11)

Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

(12)

Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(13)

Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

(14)

Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(15)

Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(16)

Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(17)

Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(18)

Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(19)

Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(20)

Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(21)

Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(22)

Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(23)

Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(24)

Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(25)

Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(26)	Membership Retirement Program Enrollment Form previously filed with this Registration Statement (File No. 333-142459) on April 24, 2009.

(27)	Members Retirement Program Enrollment Form filed previously with this Registration Statement (File No. 333-142461) on April 23, 2021.

(28)(i)	Members Retirement Program Enrollment Form filed previously with this Registration Statement (File No. 333-142461) on April 22, 2022.

(28)(ii)	Membership Retirement Program Enrollment Form filed previously with this Registration Statement (File No. 333-142461) on April 21, 2023.

(28)(iii)	Membership Retirement Program Enrollment Form (rev 11/23), filed previously with this Registration Statement (File No. 333-142461) on April 23, 2024.

(28)(iv)	Membership Retirement Program Enrollment Form (rev 01/25), filed previously with this Registration Statement (File No. 333-142461) on April 24, 2025.

(29)

Administrative Services Agreement as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds, incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

(30)

Amendment No. 1 to the Administrative Services Agreement effective as of March 1, 2018 to the Administrative Services Agreement dated as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

(h)	Insurance Company’s Certificate of Incorporation and By-Laws.

(1)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(1)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

(2)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

(2)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

(2)(ii)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

(i)	Reinsurance Contracts. Not Applicable.

(j)	Profit Sharing Contracts for the Benefit of the Board of Managers or Officers of Registrant. Not Applicable.

(k)	Administrative Contracts. Not Applicable.

(l)	Other Material Contracts.

(1)

Exhibit 11(e)(2) (Form of Association Members Retirement Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(2)

Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(3)

Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

(4)

Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

(5)

Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(6)

Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(7)

Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Registration Statement (File No. 333-114882) on Form N-3 filed on April 27, 2004.

(8)

Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

(m)	Legal Opinion.

Opinion of Alfred Ayensu-Ghartey Esq., Vice President and Associate General Counsel of Equitable Financial, as to the legality of the securities being registered, filed herewith.

(n)	Other Opinions.

(1)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(2)	Powers of Attorney, filed herewith.

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Code of Ethics. Not Applicable.

(r)	Form of Initial Summary Prospectuses. filed previously with this Registration Statement (File No. 333-142461) on April 24, 2025.

101.INS XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH XBRL Taxonomy Extension Schema Document

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL Taxonomy Extension Definition Linkbase Document

101.LAB XBRL Taxonomy Extension Label Linkbase Document

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document

ITEM 33.	DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

Set forth below is information regarding the directors and principal officers of the Insurance

Company. The Insurance Company’s address is 1345 Avenue of the Americas, New York, New York 10105. The business address of the persons whose names are preceded by an asterisk is that of the Insurance Company.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE INSURANCE COMPANY

DIRECTORS

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
846 9th Ave. S.
Naples, FL 34102

Craig MacKay	Director
England & Company
1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
525 Park Avenue, 8D
New York, NY 10065

Douglas A. Dachille	Director
Legacy Liability Solutions, LLC
161 N. Clark Street
Chicago, IL 60602

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*Kurt W. Meyers	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*David W. Karr	Signatory Officer

*Erik Bass	Chief Strategy Officer and Signatory Officer

*Mary Jean Bonadonna	Signatory Officer

*Nicholas Chan	Deputy Treasurer

*Eric Colby	Signatory Officer

*Glen Gardner	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Ralph Petruzzo	Deputy General Counsel, Assistant Secretary and Signatory Officer

*Maryanne (“Masha”) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Antonio Di Caro	Signatory Officer

*Dorothy (Jean) Kelley	Signatory Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Qi Ning (“Peter”) Tian	Treasurer

*Gina Tyler	Chief Communications Officer

*David Ward	Head of Government Relations and Signatory Officer

*Xu (“Vincent”) Xuan	Head of Life Insurance and Signatory Officer, Appointed Actuary

*Yun (“Julia”) Zhang	Chief Risk Officer

Item 34.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Separate Account Nos. 3, 4, 10 and 66 (the “Separate Accounts”) are separate accounts of Equitable Financial Life Insurance Company. Equitable Financial, a New York stock life insurance company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2025, is filed herewith.

Item 35.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726: Insurance Law ss. 1216.)

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel, Ascot, Bowhead and Westfield. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

For the Retirement Investment Account:

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Advisors, LLC.

For the Members Retirement Program:

Not applicable. Presently, there is no Principal Underwriter of the contracts. Equitable Financial provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to Equitable Financial employees who provide these services based upon first year plan distributions and number of plans sold.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 36.	Business and Other Connections of Investment Adviser

AllianceBernstein L.P. (“Alliance”) acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Financial Life Insurance Company (“Equitable Financial”) and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with Equitable Financial. Alliance is a registered investment adviser under the Investment Advisers Act of 1940.

Information regarding the directors and principal officers of Equitable Financial is provided in Item 33 of this Part C and is incorporated herein by reference.

Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation (“AllianceBernstein”). The business address of AllianceBernstein is 501 Commerce Street, Nashville, TN 37203.

Board of Directors

Name and Principal Business Address	Positions and Offices with AllianceBernstein	Principal Occupation (and Other Positions) Within Past 2 Years
Seth P. Bernstein	Chief Executive Officer	President and Chief Executive Officer, AllianceBernstein

Joan Lamm-Tennant	Chair of the Board	Independent Chair

Robin M. Raju c/o Equitable Holdings, Inc. 1345 Ave. of the Americas New York, NY 10105	Director	Chief Financial Officer – Equitable Holdings

Daniel G. Kaye	Director	Independent Director

Nick Lane c/o Equitable Financial Life Insurance Company 1345 Ave. of the Americas New York, NY 10105	Director	President, Equitable Financial Life Insurance Company

Das Narayandas	Director	Independent Director; Edsel Bryant Ford Professor of Business Admin., Harvard Business School

Mark Pearson c/o Equitable Holdings, Inc. 1345 Ave. of the Americas New York, NY 10105	Director	President and Chief Executive Officer – Equitable Holdings

Charles Stonehill	Director	Independent Director; Founding Partner, Green & Blue Advisors

Todd Walthall	Director	Independent Director; Chief Growth Officer for Optum Health

Bruce Holley	Director	Independent Director; Managing Director of Alvarez & Marsal’s Financial Services

Executive Officers

Name and Principal Business Address	Positions and Offices with AllianceBernstein	Principal Occupation (and Other Positions) Within Past 2 Years
Seth P. Bernstein	Chief Executive Officer	See Column 2

Onur Erzan	President	Head of Global Client Group and Head of Private Wealth

Tom Simeone	Chief Financial Officer

Karl Sprules	Chief Operating Officer	Head of Global Technology & Operations

Mark Manley	General Counsel and Corporate Secretary	See Column 2

Item 37.	Principal Underwriters

(a)	For Retirement Investment Account: Equitable Advisors, LLC is the principal underwriter for:

(i)	Separate Account No. 49, Separate Account No. 70, Separate Account No. 301, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial

(ii)	Separate Account No. 49B of Equitable Colorado

(iii)	EQ Advisors Trust

(iv)	Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account 70A.

(b)	For Members Retirement Program:

Not applicable. Presently, there is no Principal Underwriter of the contracts.

(c)	Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC:

EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Chief Compliance Officer, Broker Dealer and Registered Investment Advisor

*Yun (“Julia”) Zhang	Director

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Tracy Zimmerer	Vice President, Principal Operations Officer

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Dustin Long	Vice President

*Sean George	Head of Business Development, Equitable Advisors

*Christian Cannon	President and General Counsel

*Paul Scott Peterson	Vice President, Assistant Treasurer and Signatory Officer

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Qi Ning (“Peter”) Tian	Director, Senior Vice President, Treasurer and Signatory Officer

*Greg Boosin	Vice President

*Seung Hee (“Stella”) Lee	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

*Principal Business Address:

1345 Avenue of the Americas

NY, NY 10105

(d)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0

Item 38.	Location of Accounts and Records

Not Applicable.

Item 39.	Management Services

Not applicable.

Item 40.	Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by The Insurance Company under the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on this 23rd day of April, 2026.

Separate Account No. 4
(Registrant)

Equitable Financial Life Insurance Company
(Depositor)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Daniel G. Kaye Mark Pearson Arlene Isaacs-Lowe Craig MacKay Douglas A. Dachille	Bertram L. Scott George Stansfield Charles G.T. Stonehill Joan Lamm-Tennant Francis Hondal

*By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Attorney-in-Fact
April 23, 2026